                                     SCHEDULE 14A

                               SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934
                                  (Amendment No. __)

     Filed by Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

              [ ]     Preliminary Proxy Statement
              [ ]     Confidential, for Use of the Commission Only (as
                      permitted by Rule 14a-6(e)(2))
              [X]     Definitive Proxy Statement
              [ ]     Definitive Additional Materials
              [ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
                      Section 240.14a-12


                       Mid Atlantic Medical Services, Inc.
                   (Name of Registrant as Specified In Its Charter)

                        Mid Atlantic Medical Services, Inc.
                      (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check the appropriate box):

              [X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
                      14-6(i)(2) or Item 22(a)(2) of Schedule 14A.
              [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
              [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

                      1) Title of each class of securities to which transaction applies:_________________________


                      2) Aggregate number of securities to which transaction applies:_________________________


                      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1) (set forth the amount on which the filing is calculated and state how it was determined):__________________________________
                          ______________________________________________

                      4)  Proposed maximum aggregate value of transaction:

                          _________________________________________________
                      5)  Total fee paid:__________________________________


     [ ]      Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)      Amount Previously Paid:__________________________________

              2)      Form, Schedule or Registration Statement Number:_________
                      _________________________________________________________

              3)      Filing Party:____________________________________________

              4)      Date Filed:______________________________________________

                         MID ATLANTIC MEDICAL SERVICES, INC.
                                     4 Taft Court
                              Rockville, Maryland 20850
                                    (301) 762-8205

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD APRIL 15, 1996

              NOTICE IS HEREBY GIVEN that the annual meeting of stockholders ("Annual Meeting") of Mid Atlantic Medical Services, Inc. ("Company") will be held on April 15, 1996 at 10:00 a.m., Rockville time, at the offices of the Company's subsidiary, Optimum Choice, Inc., located at 405 East Gude Drive, Suite 7, Rockville, Maryland 20850 for the following purposes:

     1.       To elect four directors for a three year term (Proposal 1);

     2. To ratify the adoption of the 1996 Non-Qualified Stock Option Plan (Proposal 2);

     3. To ratify the adoption of the 1996 Management Bonus Plan for all executive officers (Proposal 3);

     4. To transact such other business and other matters and proposals as may properly come before the meeting or any adjournment or adjournments thereof.

              Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on March 8, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only record holders of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

              In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                       By Order of the Board of Directors,

                                       /s/ Joseph L. Guarriello
                                       --------------------------------
                                       By: Joseph L. Guarriello
                                           Secretary

     Rockville, Maryland
     March 15, 1996

              IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT
     (THEM) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         MID ATLANTIC MEDICAL SERVICES, INC.
                                     4 Taft Court
                              Rockville, Maryland 20850
                                    (301) 762-8205

                                   PROXY STATEMENT
                           ANNUAL MEETING OF STOCKHOLDERS
                                    APRIL 15, 1996

              This Proxy Statement is furnished to stockholders of Mid Atlantic Medical Services, Inc., a Delaware corporation ("Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1996 annual meeting of stockholders of the Company ("Annual Meeting"), to be held on April 15, 1996, at 10:00 a.m., Rockville time, at the offices of the Company's subsidiary, Optimum Choice, Inc., located at 405 East Gude Drive, Suite 7, Rockville, Maryland 20850 and at any adjournments thereof. It is anticipated that the mailing of this Proxy Statement and the form of proxy to stockholders will commence on or about March 15, 1996.

                   SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

              If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted (1) FOR Proposal 1 to elect the designated nominees for directors; (2) FOR Proposal 2 to ratify the adoption of the 1996 Non-Qualified Stock Option Plan ("1996 Plan"); and (3) FOR Proposal 3 to ratify the adoption of the 1996 Management Bonus Plan ("1996 Bonus Plan") for all executive officers. If any other matters are properly brought before the Annual Meeting that require a stockholders' vote, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in accordance with the determination of a majority of the Board of Directors.

              The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company or by attending the Annual Meeting and voting in person.

              The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company or one of its subsidiaries, MD-Individual Practice Association, Inc. ("MD-IPA"), Physicians Health Plan of Maryland, Inc. ("PHP-MD"), Optimum Choice, Inc. ("OCI"), MD-IPA Surgicenter, Inc. ("Surgicenter"), National Managed Care, Inc. ("NMCI"), HomeCall, Inc. ("HomeCall"), HomeCall Infusion Services, Inc. ("HIS"), Mid Atlantic Psychiatric Services, Inc. ("MAPSI"), Alliance PPO, Inc. ("Alliance"), MAMSI Life and Health Insurance Company ("MLH"),

     FirstCall, Inc. ("FirstCall"), Optimum Choice, Inc. of Pennsylvania ("OCIPA"), Optimum Choice of the Carolinas, Inc. ("OCIC"), MAMSI Insurance Agency of the Carolinas, Inc. ("MIACI"), or MAMSI Insurance Resources, Inc. ("MIRI") (collectively, "Subsidiaries"), through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telegraph. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

              The securities that can be voted at the Annual Meeting consist of shares of Common Stock, $0.01 par value per share, of the Company ("Common Stock"). Each share entitles its owner to one vote on each matter presented at the Annual Meeting. The close of business on March 8, 1996 has been fixed by the Board of Directors as the record date ("Record Date") for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. There were 747 record holders of Common Stock as of February 28, 1996. The number of shares of Common Stock outstanding on February 28, 1996 was 46,595,187. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In the event that less than a majority of the outstanding shares are present at the Annual Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice. A plurality of the total number of shares present or represented by proxy will be necessary to elect directors (Proposal 1) and a simple majority of the total number of shares present or represented by proxy will be necessary to approve Proposal 2 and Proposal 3.

              A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS, INCLUDING CERTIFIED FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF SUCH ANNUAL REPORT BY WRITING TO JOSEPH
     L. GUARRIELLO, SECRETARY, MID ATLANTIC MEDICAL SERVICES, INC., 4 TAFT COURT, ROCKVILLE, MARYLAND 20850.

                              STOCK OWNED BY MANAGEMENT

              The following table sets forth information as of February 28, 1996 with respect to the shares of the Company's Common Stock beneficially owned by each current director of the Company, by each nominee who is not currently a director, by each executive officer listed in the Summary Compensation Table below and by all directors and executive officers of the Company as a group. There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. All ownership consists of sole voting and dispositive power, except as noted.

                                            Amount and
                                             Nature of
                                            Beneficial      Percent of Common
       Name                                  Ownership      Stock Outstanding
       ----                            -----------------    -----------------

       Thomas P. Barbera                      78,500(1)             **

       Eric R. Baugh, M.D.                   168,574(2)             **

       Francis C. Bruno, M.D.*                41,732(3)             **

       John L. Child, Jr.                      9,500                **

       John H. Cook, III, M.D.                 1,821(4)             **
       Stanley M. Dahlman, Ph.D.*                200                **

       Peter L. Flaherty, Jr., M.D.          244,422                **

       Walter Girardin                           200                **

       Mark D. Groban, M.D.                  236,246(5)             **

       Joseph L. Guarriello                  274,700(6)             **

       Donald R. Hammett                       1,000                **

       George T. Jochum*                   1,121,060(7)            2.4%

       William M. Mayer, M.D.                 45,490(8)             **

       Creighton R. Schneck                    1,000(9)             **
       Stanley F. Smith, R.Ph.                36,000                **

       Alfred Talamantes                      67,630(10)            **

       James A. Wild*                          2,325                **

       All current directors and           2,718,238(11)           5.6%
       executive officers as a group
       (20 persons)

     _________________________

     *Nominee for director.
     **Represents less than 1% of the outstanding shares of Common Stock.

     (1) Represents presently exercisable options to purchase 78,500 shares of Common Stock

     (2) This number includes 6,000 shares of Common Stock held by his children and presently exercisable options to purchase 48,000 shares of Common Stock.

     (3) This number includes 2,306 shares of Common Stock held by his spouse.

     (4)      Includes 434 shares of Common Stock held by his spouse.

     (5) This number includes 9,000 shares of Common Stock held by his children, 500 shares of Common Stock held by his spouse, and presently exercisable options to purchase 180,700 shares of Common Stock.

     (6) This number includes presently exercisable options to purchase 98,700 shares of Common Stock.

     (7) This number includes 11,640 shares of Common Stock held by his child and presently exercisable options to purchase 696,000 shares of Common Stock.

     (8) This number includes 400 shares of Common Stock held by his child.

     (9)      These shares are held with his spouse.

     (10) Includes presently exercisable options to purchase 67,600 shares of Common Stock.

     (11) This number also includes 5,100 shares of Common Stock held indirectly by executive officers and presently exercisable options to purchase 498,100 shares of Common Stock. Excludes shares of Common Stock held by Dr. Baugh as he no longer is an executive officer of the Company.

                                PRINCIPAL STOCKHOLDERS

              As of February 28, 1996, no persons or groups within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), were known by management to beneficially own more than five percent of the Company's Common Stock except as follows:

                                                           Number of Shares     Percent of Outstanding
       Name and Address                                    of Common Stock           Common Stock
       ----------------                                    ---------------       --------------------

       Massachusetts Financial Services Company              4,565,330(1)                9.8%
       MFS Series Trust II - MFS Emerging Growth Fund
       500 Boylston Street
       Boston, Massachusetts  02116

       Heine Securities Corporation                          4,885,600(2)               10.5%
       Michael F. Price
       51 John F. Kennedy Parkway
       Short Hills, New Jersey  07078

       Jurika & Voyles, Inc.                                 3,807,037(3)                8.2%
       1999 Harrison Street
       Suite 700
       Oakland, California  94612

     ------------------------------


     (1) Of these 4,051,690 shares of Common Stock, 3,120,600 of these shares are beneficially owned by MFS Series Trust II - MFS Emerging Growth Fund and Massachusetts Financial Services Company ("MFS") and 931,090 shares are beneficially owned by certain other non-reporting entities. MFS reports that it has sole voting power with respect to 3,910,990 shares and sole dispositive power with respect to 4,051,690 shares. This information is based on a Schedule 13G dated February 8, 1994, as amended on February 6, 1995, March 1, 1995 and February 12, 1996.

     (2) Mr. Price is the President of Heine Securities Corporation ("HSC"). Mr. Price and HSC each report sole power to vote or direct the vote and sole power to dispose or direct the disposition of these shares. This information is based on a
              Schedule 13G dated February 1, 1996, as amended on February 7,
              1996.

     (3) Jurika & Voyles, Inc., a registered investment adviser, reports that it has shared voting power with respect to 3,643,137 shares and shared dispositive power with respect to 3,807,037 shares. This information is based on a Schedule 13G dated February 12, 1996.

                                ELECTION OF DIRECTORS

                                     (Proposal 1)

              The terms of office of John L. Child, Jr., George T. Jochum, William M. Mayer, M.D., and James A. Wild expire at the Annual Meeting. Francis C. Bruno, M.D., Stanley M. Dahlman, Ph.D., George T. Jochum and James A. Wild have been nominated by the Board of Directors for election to the Board, each to serve for a three-year term. The terms of approximately one-third of the Board expire each year at the Annual Meeting. Directors serve until their successors are duly elected and qualified. Following the Annual Meeting, the size of the Board of Directors will remain at 12 and, if the nominees are elected, there will be no vacancies on the Board.

              Except as stated above, there are no arrangements or understandings between the Company and any person pursuant to which such person has been or will be elected as a director. If any nominee becomes unavailable for election for any reason, or if any other vacancy in the class of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted by any of the persons serving as proxies for the person designated by the Company's Board of Directors to replace the nominee or to fill such other vacancy on the Board. The Board of Directors has no reason to believe that any of the nominees will be unavailable or that any other such vacancy on the Board will occur. Each nominee has consented to be named and has indicated his intent to serve if elected. Except as indicated below, there are no family relationships among any director, nominee for director or executive officer of the Company.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS.

                           DIRECTORS AND EXECUTIVE OFFICERS

              The following table sets forth the names of the four nominees for election as director and of those directors who will continue to serve as such after the Annual Meeting, as well as the executive officers who are not directors, or will not continue to serve as directors following the Annual Meeting. Also set forth is certain other information with respect to each such person's age, the periods during which he or she has served as a director of the Company and positions currently held with the Company and its Subsidiaries.


                                                      Term of Office
                                           Director   Expires Annual
       Name and Age(1)                      Since         Meeting       Directorships; Positions with the Company
       -----------------                   --------    ------------     -----------------------------------------

       CONTINUING DIRECTORS:

       John H. Cook, III, M.D., 60           1990         1997(2)       Director of the Company, MLH and PHP-MD.

       Peter L. Flaherty, Jr., M.D., 58      1986         1998          Director of the Company, MLH and PHP-MD;
                                                                        Vice Chairman of the Company and MLH.

       Walter Girardin, 76                   1995         1998          Director of the Company and MLH.

       Mark D. Groban, M.D., 54              1990         1997(3)       Director of the Company, MLH, Alliance,
                                                                        MAPSI and MIRI; President of Alliance,
                                                                        MAPSI, and MIACI.

       Donald R. Hammett, 57                 1994         1997          Director of the Company, MLH and MD-IPA.

       Creighton R. Schneck, 50              1995         1998          Director of the Company, MLH and MD-IPA.

       Stanley F. Smith, R.Ph., 52           1994         1997          Director of the Company, MLH, MD-IPA and
                                                                        PHP-MD.

       Alfred Talamantes, 59                 1995         1998          Director of the Company, MLH, MD-IPA, OCI,
                                                                        OCIC, OCIPA and NMCI; President of NMCI;
                                                                        Executive Vice President and Chief Operating
                                                                        Officer of the Company and Subsidiaries
                                                                        (except NMCI).

       NOMINEES (FOR A THREE-YEAR TERM EXPIRING IN
       1999):

       Francis C. Bruno, M.D., 54            1986         1995(4)       Chairman of PHP-MD; Director of PHP-MD.

       Stanley M. Dahlman, Ph.D., 61         1986         1995(5)       Director of MD-IPA.

       George T. Jochum, 63                  1987         1996          Director of the Company, MLH, Alliance,
                                                                        MAPSI, MD-IPA, OCI, OCIPA, OCIC, NMCI,
                                                                        HomeCall, FirstCall, Surgicenter, HIS,
                                                                        MIACI, and MIRI; Chairman, President and
                                                                        Chief Executive Officer of the Company, OCI
                                                                        and OCIC; Chairman and Chief Executive
                                                                        Officer of Alliance, MAPSI, OCIPA and MLH;
                                                                        Chairman of HomeCall, FirstCall, HIS and
                                                                        NMCI; Chief Executive Officer of PHP-MD;
                                                                        Vice President of Surgicenter.




                                        - 8 -






                                                      Term of Office
                                           Director   Expires Annual
       Name and Age(1)                      Since         Meeting       Directorships; Positions with the Company
       -----------------                   --------    ------------     -----------------------------------------

       James A. Wild, 44                     1989         1996(6)       Director of the Company, MLH, OCI, OCIC and
                                                                        OCIPA.

       EXECUTIVE OFFICERS WHO ARE NOT CURRENT DIRECTORS OR NOMINEES OR WHOSE TERMS AS DIRECTOR WILL NOT CONTINUE
       AFTER THE 1996 SHAREHOLDERS MEETING:

       Thomas P. Barbera, 45                                            Director of MD-IPA and MIACI; President of
                                                                        MLH; Executive Vice President, Governmental
                                                                        Relations and Assistant Secretary of the
                                                                        Company; Executive Vice President,
                                                                        Government Affairs and Assistant Secretary
                                                                        of MD-IPA, OCI, OCIC and OCIPA.

       Paul E. Dillon, 44                                               Director of MD-IPA and Surgicenter; Senior
                                                                        Vice President and Treasurer of the Company
                                                                        and MLH; Treasurer of Alliance, MAPSI, MD-
                                                                        IPA, OCI, OCIPA and OCIC.

       J. Stevens Dufresne, 40                                          Director of MD-IPA, Alliance, MAPSI, PHP-MD,
                                                                        Surgicenter, NMCI, and MIRI; CEO of
                                                                        Surgicenter; Executive Vice President,
                                                                        Provider Networks of the Company, MLH and
                                                                        PHP-MD; President of OCIPA.

       Vera C. Dvorak, M.D., 49                                         Senior Vice President and Medical Director
                                                                        of the Company, MAMSI Life, PHP-MD,
                                                                        HomeCall, FirstCall and HIS; Senior Vice
                                                                        President and Assistant Medical Director of
                                                                        MD-IPA, OCI, OCIPA, OCIC, Alliance, MAPSI
                                                                        and Surgicenter; Director of HomeCall and
                                                                        FirstCall.

       Robert E. Foss, 45                                               Director of MD-IPA, HomeCall, FirstCall and
                                                                        NMCI; Executive Vice President and Chief
                                                                        Financial Officer of the Company, MLH, MD-
                                                                        IPA, OCI, OCIPA, OCIC and MIACI; Executive
                                                                        Vice President, Finance and Treasurer of
                                                                        HomeCall and FirstCall; Treasurer of NMCI.

       Susan D. Goff, 50                                                Director of Alliance, MAPSI, MD-IPA, MIACI,
                                                                        and MIRI; President of MD-IPA; Vice
                                                                        President of OCI, OCIPA and OCIC.








                                        - 9 -






                                                      Term of Office
                                           Director   Expires Annual
       Name and Age(1)                      Since         Meeting       Directorships; Positions with the Company
       -----------------                   --------    ------------     -----------------------------------------

       Joseph L. Guarriello, 46              1991          1994         Director of MD-IPA, HomeCall, FirstCall and
                                                                        NMCI; Executive Vice President, General
                                                                        Counsel and Secretary of the Company, MLH,
                                                                        MD-IPA, OCI, OCIPA, OCIC, HomeCall and
                                                                        FirstCall; Secretary of Alliance, MAPSI,
                                                                        NMCI, HIS, MIACI, and MIRI; Assistant
                                                                        Secretary of PHP-MD.

       Mary E. Shocklee, 33                                             Controller and Chief Accounting Officer of
                                                                        the Company.


     ------------------------------

     (1)      Signifies age as of December 31, 1995.

     (2) Dr. Cook was not a Director of the Company from April 1993 to April 1995.

     (3) Dr. Groban was not a Director of the Company from April 1993 to April 1994.

     (4) Dr. Bruno was not a Director of the Company from April 1991 to April 1992 or from April 1994 to April 1995.

     (5) Dr. Dahlman was not a Director of the Company from April 1991 to April 1992 or from April 1994 to April 1995.

     (6) Mr. Wild was not a Director of the Company from April 1992 to April 1993.

              Information concerning the principal occupations or employment of the directors, nominees for director and executive officers of the Company for the past five years and other biographical data are set forth below.

     CONTINUING DIRECTORS AND NOMINEES:

              FRANCIS C. BRUNO, M.D. received a B.S. from Kings College in 1964 and an M.D. from New York Medical College in 1968. He is Board certified in family practice and has practiced medicine since 1972.

              JOHN H. COOK, III, M.D. is a board certified practitioner of internal medicine. From June 1957 to July 1973, Dr. Cook served in the United States Navy. In 1977, Dr. Cook received an M.D. from Yale University School of Medicine and, in 1957, Dr. Cook received a B.S. from the United States Naval Academy. Dr. Cook has been in private practice since 1980.

              STANLEY M. DAHLMAN, Ph.D. received a B.A. from the University of Cincinnati in 1955 and a Ph.D. from the Catholic University of America in 1976. He began serving Montgomery College as a faculty member in 1963 and retired on June 30, 1992 as the Provost (Chief Executive Officer) of the Germantown Campus of Montgomery College. His former positions include Chancellor, Associate Dean and Executive Director for Facilities.

              PETER L. FLAHERTY, JR., M.D. received a B.S. from Georgetown University in 1959 and an M.D. from Georgetown University in 1963. He is Board certified in obstetrics/gynecology and has practiced medicine since 1963.

              WALTER GIRARDIN is presently retired. Prior to his retirement in 1981, he served as President, Chief Operating Officer and a director of Western Union Telegraph Company. Mr. Girardin is the uncle of Susan Goff's husband.

              MARK D. GROBAN, M.D. is a Board certified psychiatrist who joined the Company full time on December 1, 1990 after being in full time practice since 1973. Dr. Groban served as a consultant from February 1988 to October 1989 for MD-IPA's managed mental health program. He became President of MAPSI in October 1989. In May 1991, he became President of Alliance. Dr. Groban received his M.D. degree from Albany Medical College in Albany, New York and psychiatric training at Sheppard-Pratt Hospital in Towson, Maryland from 1970 to 1973. Dr. Groban is a member of the American Psychiatric Association.

              DONALD R. HAMMETT began his employment with the Company on September 1, 1991 as Senior Vice President of Management Information Systems ("MIS") and served as Executive Vice President of MIS for the Company from May 18, 1992 until his retirement on June 3, 1995. Prior to joining the Company, Mr. Hammett was self-employed as a MIS consultant from November of 1989 to September of 1991. His work during this period included consulting services to the Company and Western Union Corporation. Mr. Hammett served Western Union Corporation and its subsidiaries and affiliates in various technical and managerial capacities from 1960 to 1989. In his last capacity, Mr. Hammett served as Comptroller of Western Union's Priority Mail Services business unit in McLean, Virginia. From 1982 through 1988, Mr. Hammett held the positions of Assistant Vice President of Business Development, Planning and Administration, and Planning and Engineering at Western Union's electronic mail subsidiary in McLean, Virginia. Mr. Hammett attended Heald Engineering College in San Francisco, California.

              GEORGE T. JOCHUM became President of MD-IPA effective March 9, 1987, President of the Company effective July 20, 1988 and Chief Executive Officer of the Company effective April 18, 1989. Mr. Jochum served as a Group Vice President with General Defense Corporation, a manufacturing firm, from 1985 to 1987. In this position, he was responsible for corporate management information systems and two manufacturing divisions. Prior to joining General Defense Corporation, Mr. Jochum served Western Union Telegraph Company, a communications service organization, and its subsidiaries and affiliates in various managerial capacities from 1969 to 1985. In his last capacity, Mr. Jochum served as Division Vice President, Quality Assurance and Operations, with operational responsibility for the maintenance of computer centers leased to the U.S. Government. Mr. Jochum was named Chairman of the Board of Directors of the Company effective January 16, 1991.

              CREIGHTON R. SCHNECK has served as Director of Development for the Middle Atlantic Area of Tishman Speyer Properties since September 1995. Prior thereto, he was employed as a mortgage banker with Towle Financial Group of Vienna, Virginia. Between 1990 and 1993, he was a principal with the Palisades Development Corporation of Bethesda, Maryland. From 1981 to 1989, he was Senior Vice President with Western Development Corporation, an office and retail real estate developer. In 1979 to 1981, he was a Vice President with B.F. Saul in their commercial mortgage group. Mr. Schneck has an M.B.A. from Adelphi University and a Bachelor's degree from Belmont Abby College.

              STANLEY F. SMITH, R.PH. became the President, Manager and Pharmacist for S+K Inc. (trading as Bradley Drugs) in June of 1972. He has been Secretary and Consultant to: Albost Inc. (trading as Boulevard Drugs) since August of 1976; MCP Inc. (trading as Higgers Drugs) since May of 1979; Bradley Hardware (trading as Strosniders Hardware) since July of 1983; Bradley Cleaners, Inc. since August of 1984; and Lake Care Pharmacy, Inc. since September of 1987. Mr. Smith has been Vice President and Consultant for Logic, Inc., a land development corporation, since June of 1984 and President and pharmacist of Home Rx Inc., a mail order pharmacy since May of 1994. He has also been the Managing General Partner of Livingston Road Associates, LTD., a mini storage warehouse, since December of 1989. He has also served as a Consultant to Strosniders Potomac Hardware since July of 1994. Mr. Smith was a member of the Board of Directors of Circle Drugs between 1986 and 1990. He was a member of the Montgomery County Association for Retarded Citizens Behavior Review Board between 1989 and 1991.

              ALFRED TALAMANTES joined the Company in March of 1992 as Director of Claims Services. He subsequently became Senior Vice President of Operations in January of 1993 and Chief Operating Officer in December of 1993. Prior to joining the Company, Mr. Talamantes was the President of Advanced Direct Marketing, Inc., a full service direct marketing firm.
     Mr. Talamantes served Western Union Corporation from 1961 to 1989. His final position with Western Union Corporation was that of President, Western Union Priority Mail Services. In this capacity, Mr. Talamantes had bottom line responsibility for all aspects of the corporation's Priority Mail Services product line.

              JAMES A. WILD received a B.A. in accounting from Franklin and Marshall College in 1973. He has been Vice President and Director of Waterview Investment Corporation (a holding company whose 100% owned subsidiary, Almag, is a metal finishing company) since February 1988. Prior to that, he served the General Defense Corporation as Controller from April 1985 to March 1987 and as Vice President of Finance from April 1987 to January 1988.

     EXECUTIVE OFFICERS:

              THOMAS P. BARBERA became Executive Vice President of Government Relations and Assistant Secretary for the Company and MLH, in May of 1993.

     From December 1987 until May 1993, Mr. Barbera was a partner at Weinberg and Green, a general practice law firm in Baltimore, Maryland.

              PAUL E. DILLON became the Company's Senior Vice President and Treasurer in April 1994. From January 1994 through April 1994, he served as the Company's Senior Vice President, Quality Assurance and Quality Improvement. From November 1990 through January 1994, he served as the Company's Vice President, Enrollment and Billing; from April 1990 to November 1990, he served as the Company's Senior Director, Enrollment and Billing; and from November 1989 to April 1990, he served as the Company's Director of Enrollment. Mr. Dillon graduated from St. Francis College in Loretto, Pennsylvania in 1973 and received his MBA in International Business and Finance from Pace University in New York City in 1983.

              J. STEVENS DUFRESNE was employed by the Company as Senior Vice President of Provider Networks effective February 1989. He became Executive Vice President of Provider Networks for the Company, MLH and PHP-MD in April 1993. From June 1987 to February 1989, he served as Senior Director of Professional Recruitment. From 1985 to 1989, he functioned as Administrator with the Forbes Health System through Mental Health Management, Inc., where he was responsible for overall administration and operation of a mental health delivery system for a multi-hospital corporation. From 1982 to 1985, Mr. Dufresne was employed as Assistant Administrator of United Hospitals, Inc., at the Warminster General Hospital Division. Mr. Dufresne graduated from Florida Southern College in 1977 and received his Masters of Health Services Administration from George Washington University in 1982.

              VERA C. DVORAK, M.D. joined MAMSI in August 1994 as an Associate Medical Director. She became Senior Vice President and Medical Director of the Company, MAMSI Life, PHP-MD, HomeCall, FirstCall and HIS in 1996. Dr. Dvorak is Board Certified in Internal Medicine and Geriatrics. She was recertified by the American Board of Internal Medicine in 1987 and 1993. Dr. Dvorak was a practicing physician for 18 years; the last 6 years she served as a Chief of Department of Internal Medicine of Kaiser Permanente. Dr. Dvorak received her M.D. degree from Charles University in Prague, Czechoslovakia and trained in internal medicine and infectious diseases at the University of Oklahoma and the University of Pennsylvania.

              ROBERT E. FOSS joined the Company on July 1, 1994 as its Executive Vice President and Chief Financial Officer. For more than five years prior to July 1, 1994, Mr. Foss was a partner with Ernst & Young LLP's Washington, D.C. office. Ernst & Young LLP has served as the Company's independent public accountants since June 2, 1989 and Mr. Foss was the audit partner on the Company's account.

              SUSAN D. GOFF was employed by Alliance and MAPSI as Vice President on August 1, 1989, became Executive Vice President of MD-IPA on April 26, 1993 and President of MD-IPA on November 15, 1993. Prior to coming to the Company, she was employed from 1979 to 1989 by Montgomery General Hospital in Administration. From 1971 to 1979, she was employed by Prince Georges Hospital in Nursing Administration. Ms. Goff graduated from the University of California at Los Angeles in 1967 with a B.S. in Nursing and received a Masters in Administration with a concentration in Health Services from Central Michigan University in 1989. Ms. Goff is a director of Sandy Spring National Bank. Ms. Goff's husband is the nephew of Mr. Girardin.

              JOSEPH L. GUARRIELLO began his employment with MD-IPA in 1987 as the Vice President of Corporate Affairs. He was the Chief Financial Officer of MD-IPA from May 9, 1988 to February 29, 1992 and Chief Financial Officer of the Company from April 18, 1989 to February 29, 1992. Mr. Guarriello was named General Counsel of the Company and MD-IPA, effective November 26, 1990. From September 21, 1986 to February 28, 1987, Mr. Guarriello served MD-IPA as a consultant, and from February through May 1986, he served as Vice President-Operations, Tax Reduction Institute. From June through August 1986, he served as a consultant with Health Venture Inc. From 1974 through December 1985, Mr. Guarriello was employed by Arthur Andersen & Co., where he had achieved the position of Tax Principal. Mr. Guarriello received a B.S. from Georgetown University in 1971 and a J.D. from Georgetown University in 1974.

              MARY E. SHOCKLEE became Controller of the Company effective January 1993. From September 1988 to January 1993, Ms. Shocklee managed the Accounting Department of the Company and served as the Director of Accounting since September 1990. Ms. Shocklee was employed by Deloitte & Touche (formerly Deloitte Haskins & Sells) from September 1983 to September 1988 with a final title of Audit Supervisor. Ms. Shocklee graduated magna cum laude from Georgetown University with a BS/BA degree in Accounting in 1983 and became a CPA in 1985.

     BOARD MEETINGS AND COMMITTEES

              The Company's Board of Directors met four times in fiscal 1995. The standing committees of the Board include the Executive Committee, the Finance Committee, the Audit Committee, the Stock Option Committee, and the Compensation Committee. During fiscal 1995, the Executive Committee held five meetings, the Finance Committee held two meetings, the Audit Committee held three meetings, the Stock Option Committee held two meetings, and the Compensation Committee held two meetings. The Board does not have a standing Nominating Committee.

              All directors attended at least 75 percent of the aggregate of the total number of meetings of the Company's Board of Directors and the total number of meetings held by all committees on which they served.

              The Executive Committee of the Board of Directors has general oversight functions relating to the operation of the Company and its Subsidiaries and functions as the Company's Board when the Company's Board is not in session, with all powers of the Company's Board, except those of removing or nominating Directors, filling vacancies on the Board of Directors, and as otherwise limited by the Delaware General Corporation Law. Its members are George T. Jochum (Chairman), John L. Cook, III, M.D., Peter L. Flaherty, Jr., M.D., William M. Mayer, M.D., Stanley Smith, R.Ph, and James A. Wild.

              The Finance Committee of the Company oversees the projections and assumptions of the Company in preparing its financial goals each year.
     The Audit Committee interfaces with the Company's independent public accountants to determine if the financial accounting practices of the

     Company are in compliance with generally accepted accounting principles. The Finance Committee's members are James A. Wild (Chairman), George T. Jochum, Creighton R. Schneck, Stanley F. Smith, R.Ph. and Peter L. Flaherty, Jr., M.D. The Audit Committee members are James A. Wild (Chairman), Peter L. Flaherty, Jr., M.D., Creighton R. Schneck and Stanley
     F. Smith, R.Ph.

              The Stock Option Committee grants options under and otherwise implements the 1991, 1992, 1993, 1994 and 1995 Non-Qualified Stock Option Plans. The Committee also will oversee the 1996 Plan, which is being submitted for stockholder approval (See Proposal 2). The members of the Stock Option Committee are James A. Wild (Chairman), Walter Girardin and Creighton R. Schneck.

              The Compensation Committee oversees the development and implementation of the Company's compensation program for executive officers and the Chief Executive Officer. Its members are James A. Wild (Chairman), Walter Girardin and Creighton R. Schneck.

     SECURITIES AND EXCHANGE COMMISSION FILINGS

              Susan D. Goff failed to file a Form 4 on a timely basis reporting three transactions, Stanley F. Smith, R.Ph. failed to file a Form 4 on a timely basis reporting one transaction and William M. Mayer, M.D. failed to file a Form 4 on a timely basis reporting one transaction as required by Section 16(a) of the 1934 Act. All of the aforementioned forms were subsequently filed.

     DIRECTORS' COMPENSATION

              For the fiscal year ended December 31, 1995, the directors of the Company were compensated according to the following table:

                                                               Per Person
                                                               Compensation(1)
                                                               ---------------

      Chairman & Vice Chairman of the Board                    $52,000/yr(2)
      Director Attendance at Board Meeting                       1,450
      Director Attendance as Chairman of a Committee Meeting     1,325
      Director Attendance at a Committee Meeting                   850

     ------------------------------------------------------
     (1) Employees of the Company receive no annual fees and no compensation for Board or Committee meeting attendance.

     (2) Any director compensated as a Chairman or Vice Chairman does not receive additional compensation from the Company or any of its Subsidiaries for attending Board or Committee meetings. If the position is held by an employee of the Corporation, no compensation in addition to his or her employee compensation is paid.

                               EXECUTIVE MANAGEMENT COMPENSATION

     REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

              The role of the Compensation Committee is to set salary for individuals who are Senior Vice Presidents and above, and to review any employment agreements or revisions thereto entered into with the Company's officers; and to establish the bonus goal for the Chief Executive Officer and other employees.

              The Committee uses a common set of criteria for evaluating all executives. The criteria are:

     (1) Selection, placement and evaluation of personnel under the executive's supervision;

     (2)      Education of personnel under the executive's supervision;

     (3)      Control of corporate expenditures;

     (4)      Customer service;

     (5)      Job performance;

     (6)      Acceptance and ability to accomplish special tasks, and

     (7)      Establishment and completion of specific goals.

              Because of the nature of the Company's business, if these criteria are met, corporate performance, measured by income or earnings per share, should follow. The use of these criteria aligns compensation with the value of services provided by employees.

              SALARY. The pay-for-performance concept is most clearly exemplified in the compensation of the Company's Chief Executive Officer. Mr. Jochum's employment contract was executed on December 18, 1990 after approval of the Board of Directors of the Company. In 1992, the term of Mr. Jochum's contract was extended by the Board to December 31, 1998. The contract includes a provision under which post-1990 changes to Mr. Jochum's base compensation, whether that change is an increase or decrease, is directly affected by the earnings of the Company. Mr. Jochum's employment contract provides that his base salary will increase or decrease each year by an amount equal to 75% of the percentage change in the Company's consolidated net after tax income during the previous year. The employment contract further provides that his salary cannot be reduced by more than 25% in any one year. Mr. Jochum is the only executive officer who has an employment contract.

              Mr. Jochum's salary for 1995 was determined based upon the formula described above. The Company's net income after tax grew from $24,833,000 in 1993 to $54,530,000 in 1994, an increase of 119.59% and Mr.
     Jochum's 1995 base salary was increased by 75% of that percentage, or 89.69%.

              For 1995, the Compensation Committee employed a comparable methodology in setting the salaries of other executive officers. Accordingly, with respect to those executive officers other than Mr. Jochum, the CEO, Mr. Jochum presented a recommendation to the Committee regarding such individuals' 1995 salary based on his evaluation of each individual's performance, using the criteria stated above, and applying the salary adjustment formula described below:

     (1) The base salary adjustment was calculated on changes in fully diluted earnings per share. For purposes of this calculation, earnings were restated to give effect for stock splits, stock dividends and similar transactions.

     (2) Base salary was adjusted by 50% of the percentage change in the Company's consolidated change in earnings per share over the prior year (1994 vs. 1993).

     (3) The base adjustment rate may be increased or decreased by 50%, using the evaluation criteria discussed above, by action of the Compensation Committee.

              The Committee discussed these recommendations and the Committee set 1995 salary levels in accordance with Mr. Jochum's recommendations.

              BONUS. Bonus compensation for management is based on the ability of the Company to attain a predetermined net income goal. The 1995 Bonus Plan included a minimum net income (prior to the return of amount withheld by PHP-MD as part of the claims reserve risk pool and before deductions for income tax and expansion and acquisition costs) goal. For 1995, the minimum net income goal was $115 million. As net income did not exceed this amount, no bonuses have been paid under the 1995 Bonus Plan. Executive officers are covered by the same bonus plan as are the rest of the Company's salaried employees. The 1995 Bonus Plan was adopted by the Company's Board of Directors and approved by the Company's stockholders at the 1995 Annual Meeting. The goal was established at the beginning of 1995 by the Compensation Committee and was approved by the Company's Board of Directors.

              Some executive officers and other salaried employees do not receive the full amount of their bonus even if the minimum net income level is achieved. For these individuals, a portion of their bonus compensation is determined based on other measurable criteria. For 1995, two of the Company's executive officers received bonuses other than under the 1995 Bonus Plan because other goals were met.

              In addition, under the 1995 Bonus Plan, Mr. Jochum had the potential of an additional bonus equal to a maximum of 50% of his base salary if the Company's membership grew in 1995 to a prescribed level. This criterion was established as the basis for the additional bonus since membership is an important factor in the growth in value of the Company. Furthermore, since Mr. Jochum's base salary adjustment (up or down) and his management bonus are tied to growth in income, additional compensation tied to that criterion would be of little incremental value to the Company. During 1995, the growth in membership required to attain the minimum bonus was not achieved.

              STOCK OPTIONS. The total compensation program for executives also includes equity-based compensation. The Company's shareholders have approved a series of non-qualified stock option plans. These plans encourage and create ownership and retention of the Company's stock by the vast majority of salaried employees. The equity portion of the executives' compensation provides a tool to recruit and retain employees, as well as to align the interest of the employees with those of the non-employee stockholders. The individuals constituting the Compensation Committee also constitute the Stock Option Committee and, as such, administer these stock option plans. The Stock Option Committee determines the amount of stock options awarded to individual executives. In general, options are granted to executives annually. Although, under the Company's existing stock option plans (other than the 1994 and 1995 Non-Qualified Stock Option Plans), there is no limitation, either a minimum or maximum, on the number of options that can be granted to an individual, usually individuals of the same salary grade level receive approximately the same number of options. Variations from this standard are based upon individual performance using the criteria stated above.
     Mr. Jochum recommended the number of options to be granted to each executive officer, including himself, during 1995, considering the criteria for performance listed above, as well as such factors as the potential of the recipient and prior grants. The Stock Option Committee granted options in the amounts recommended by Mr. Jochum. The number of options granted to Mr. Jochum in 1995 is consistent with the amount received by him in prior years, and in relation to the amounts received by other executive officers.

              SECTION 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), limits the ability of a public company, such as the Company, to deduct, in 1994 and subsequent years, compensation paid to its chief executive officer and the four other most highly compensated executive officers in excess of $1 million per year unless certain conditions are met. What the requirements are vary depending on the type of compensation paid. One requirement applicable to both stock option and bonus plans is that the material terms of the plan must be disclosed to, and approved by, the public company's stockholders in a separate vote. Accordingly, the Company is soliciting stockholder approval of both its 1996 Non-Qualified Stock Option Plan and its 1996 Bonus Plan. The Company generally intends to take steps so that its stock option and bonus programs generally available to all employees comply with the requirements of Section 162(m). Payments made to Mr. Jochum in 1995 under his employment agreement are also fully deductible under Section 162(m) of the Code under a special transition rule.

     James A. Wild (Chairman)
     Walter Girardin
     Creighton R. Schneck

     STOCK PERFORMANCE GRAPH

              The following graph and table compares the change in the Company's cumulative total return on its Common Stock [ [] ] with (a) the change in the cumulative total return on the stocks included in the New York Stock Exchange Composite Index [o], and (b) a customized peer index including certain companies in the Standard & Poors Midcap 400 Health Care

     Services Index [ [] ]. The composite index consists of Continental Medical Systems, Coram Healthcare, FHP International Corporation, Foundation Health, HEALTHSOUTH Corporation, Healthcare COMPARE, National Health Lab Holdings, NovaCare, Pacificare Health Systems B, Surgical Care Affiliates and Value Health, Inc. and is weighed according to each peer company's stock market capitalization at the beginning of each period for which a return is indicated. These comparisons assume an investment of $100 made on December 31, 1990 and compares relative values on December 31, 1991, 1992, 1993, 1994 and 1995. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during this period. The Common Stock price performance shown below should not be viewed as being indicative of future performance.

     [Stock Performance Graph is shown here containing plot points set forth in table below.]

                                                  Dec-90        Dec-91       Dec-92       Dec-93        Dec-94       Dec-95
                                                  --------      -------      -------      ------        ------       -------

       Mid Atlantic Medical Services, Inc.        $ 100         $112         $200         $375          $669         $710

       NYSE Composite Index                       $ 100         $131         $142         $158          $159         $207

       S&P MidCap HealthCare Services Index       $ 100         $257         $261         $278          $342         $411



     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

              During 1995, the members of the Company's Compensation Committee were Walter Girardin, Creighton R. Schneck, and James A. Wild (Chairman). No member of the Committee is a current or former officer or employee of the Company or any of its Subsidiaries.

              As a result of the nature of the business conducted by the Company, certain members of the Board of Directors of the Company have received fees for physician services rendered on behalf of persons enrolled in the HMO plans run by the Company and its Subsidiaries ("Enrollees") and consulting fees. Such persons were compensated at the same rate as were non-director primary care and specialist physicians ("Participating Physicians"). Compensation from PHP-MD for medical services rendered by all Participating Physicians (or corporations or partnerships of which they were partners, affiliates or stockholders) ranged from $0 to $3,843,009 in 1995. MD-IPA also provides health coverage to members of the Board of Directors of the Company who are members of the Board of Directors of PHP-MD or MD-IPA at reduced rates. The following table sets forth the total 1995 compensation from PHP-MD earned by members of the Board of Directors and nominees for director for medical services rendered to Enrollees, for services rendered as directors (other than for service as a director of the Company) and consultants and for health coverage if the total exceeded $60,000. Consultants were compensated at the same rate that the Company would compensate non-directors in a similar capacity.

                                        Medical Services    Total Compensation
                                        ---------------     ------------------

       [S]                              [C]                 [C]

       Francis C. Bruno, M.D.           $  151,782(1)       $  201,072

       John H. Cook, III, M.D.          $  196,778(2)       $  209,903

       Peter L. Flaherty, Jr., M.D.     $  528,374(3)       $  561,289

       William M. Mayer, M.D.           $1,090,779(4)       $1,112,334

       Stanley F. Smith, R.Ph.          $2,544,734(5)       $2,555,327

     ------------------------------

     (1)      Paid to the Francis C. Bruno, M.D., P.A. partnership.

     (2)      Paid to Loudoun Internal Medicine Associates.

     (3) Paid to the Peter J. Flaherty, Jr., M.D. and Charles R. Tuegel, M.D. partnership.

     (4)      Paid to Drs. Esposito, Mayer, Hogan and Associates, P.A.
              partnership.

     (5) Paid to Bradly Drugs and Home Rx Inc. for pharmaceutical services.

              A wholly owned subsidiary of MD-IPA, MD-IPA Surgicenter, entered into a general partnership agreement with a wholly-owned subsidiary of Surgical Care Affiliates, and such general partnership entered into a limited partnership agreement to form the Montgomery Surgery Center Limited Partnership. The limited partnership owns one ambulatory surgery center ("Montgomery Surgicenter"). As of February 28, 1996, the following table sets forth the limited partnership interests that members of the Board of Directors, nominees for director and executive officers of the Company hold in the Montgomery Surgery Center Limited Partnership, the partnership which owns the Montgomery Surgicenter.

     Name                             Limited Partnership Interest (in Units)(1)
     -------                          ------------------------------------------

     Peter L. Flaherty, Jr., M.D.                       1.0
     -----------------------------

     (1) One Unit entitles a person to approximately 1.7 percent of the cash distributions made by the Montgomery Surgery Center Limited Partnership. The cost of a Unit was approximately $15,000. 32.5 Units are outstanding.

     SUMMARY COMPENSATION TABLE

              The following table shows the compensation paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers whose salary and bonus exceeded $100,000 during 1995.

                                                                                          Long-Term
                                                                                        Compensation
                                                                                        ------------

                                                     Annual Compensation                   Awards
                                         --------------------------------------------      ------

                                                                                         Securities
              Name and                                                 Other Annual      Underlying            All Other
         Principal Position     Year    Salary($)     Bonus($)       Compensation($)     Options(#)         Compensation($)
         ------------------     ----    ---------     --------       ---------------     ----------     ----------------------


       George T. Jochum         1995    $1,663,566    -0-                      (3)         148,500      $1,859,452(5)(6)(8)(9)
       Chairman of the Board,   1994    $  878,495    $439,247      $  1,176(3)(4)         198,000      $  852,688(5)(6)
       President and Chief      1993    $  548,466    $272,307      $956,602(3)(4)         510,000      $  195,958(5)(6)
       Executive Officer

       Eric R. Baugh            1995    $  300,923    $ 39,854(2)      -0-                 24,000       $   76,326(8)(9)
       Executive Vice           1994    $  237,295    $153,056         -0-                 36,000           -0-
       President and Medical    1993    $  194,239    $125,477      $ 98,296(4)            78,000       $    3,891(7)
       Director(1)

       Mark D. Groban           1995    $  295,442    $117,669(2)      -0-                 24,000       $   53,787(8)(9)
       President of MAPSI       1994    $  234,486    $232,124         -0-                 39,600           -0-
       and Alliance             1993    $  191,365    $ 99,426      $ 98,296(4)            78,000       $    3,827(7)

       Joseph L. Guarriello     1995    $  291,172      -0-            -0-                 24,000       $   55,318(8)
       Executive Vice           1994    $  229,279    $ 80,248         -0-                 39,600           -0-
       President, General       1993    $  185,673    $ 64,986      $ 98,296(4)            78,000       $    3,713(7)
       Counsel and Secretary

       Thomas P. Barbera        1995    $  283,103      -0-                 (3)            42,000       $    9,160(8)
       Executive Vice           1994    $  221,308    $ 77,458      $    382(3)(4)         39,600           -0-
       President,               1993    $  102,560    $ 61,250         -0-                 24,000       $    2,051(7)
       Governmental Affairs
     ------------------------------


     (1)      Position held on December 31, 1995.

     (2)      Bonus paid other than under the 1995 Bonus Plan.

     (3) Perquisites and other personal benefits represented the lesser of $50,000 or 10% of annual salary and bonus.

     (4) Represents amounts reimbursed to executive during year for payment of taxes.

     (5)      $1,681,605, $844,060 and $187,330 were accrued in 1995, 1994 and
              1993, respectively, relating to Mr. Jochum's augmented retirement benefit provided by his Employment Agreement. See "Management Employment Agreement" below.

     (6) Includes $8,628 in premiums paid by the Company in 1995, 1994 and 1993 for life insurance for which Mr. Jochum may designate the beneficiary.

     (7) Represents contributions made by the Company allocated to the executive's account in the Company's 401(k) plan.

     (8) As of December 31, 1994, the Company terminated its defined benefit pension plan. On December 22, 1995, participants received termination distributions from the plan. Each named executive officer's termination distribution is included in the "All Other Compensation" column. Mr. Jochum's termination distribution was $169,219.

     (9) Mr. Jochum, Dr. Baugh, Dr. Groban and certain other current and former directors and officers of the Company have been named as defendants in certain litigation filed by six persons who purchased the Company's common stock (who purport to represent a class comprised of purchasers of the Company's common stock between March 1, 1995 and June 16, 1995) against the Company and certain of its current and former directors and officers. The Company is advancing the cost of defense to such named executive officers in connection with such litigation and the related SEC investigation in accordance with the requirements of the Company's Certificate of Incorporation and Bylaws, and the Delaware General Corporation Law. The named executive officers are obligated and have undertaken to repay the amounts advanced in certain circumstances. At this time, the costs of defense have not been allocated among the Company and its current and former directors and officers so no amounts have been included in the "All Other Compensation" column.

     MANAGEMENT EMPLOYMENT AGREEMENT

              The Company and MD-IPA have entered into an Employment Agreement with Mr. Jochum for the period January 1, 1991 through December 31, 1998. Mr. Jochum's annual base salary under the agreement was $1,678,950 for 1995. His base salary for 1996 will be $1,831,204. The Employment Agreement provides that, each year, Mr. Jochum's base salary will increase or decrease by an amount equal to 75% of the percentage change in the Company's consolidated net after-tax income; provided that his salary cannot be reduced by more than 25% in any one year.

              Mr. Jochum is entitled to participate in the Company's management bonus program. The amount available for Mr. Jochum is calculated based on the Company's income before income taxes and is prior to the return of the amount withheld by PHP-MD as part of the claims reserve risk pool. His minimum bonus amount is 25% of that year's base salary and his maximum bonus is 50% of base salary. Additionally, Mr. Jochum is entitled to a special bonus not to exceed 50% of his base salary should he accomplish special performance criteria identified by the Company's Board of Directors. For 1995, the performance criteria was based on membership and no amount was paid under the special bonus.

              The Employment Agreement may be terminated by the Company or MD-IPA in the event of a material breach thereof by Mr. Jochum or for cause; however, termination of the Employment Agreement by the Company other than for material breach or cause does not effect any obligation of MD-IPA arising under the Employment Agreement. The Company may also, with cause, reassign Mr. Jochum from his position as Chairman, Chief Executive Officer and President of the Company. In such event, he is no longer entitled to any special incentive bonus under the terms of the Employment Agreement. Further, MD-IPA may also, with cause, reassign Mr. Jochum from his position as Chief Executive Officer of MD-IPA, in which case he is also no longer entitled to any special incentive bonus under the terms of the Employment Agreement.

              In the event of a "change of control" as defined in the Employment Agreement, Mr. Jochum will receive cash equal to twice his base salary for the year in which such "change in control" occurs. In addition, all stock options to which Mr. Jochum is entitled will immediately vest and become exercisable. In the event of a "change in control," the value of all payments, benefits and other consideration received and contingent upon a change in control and any additional payments in the nature of compensation described by Section 280G(b)(2) of the Code may not exceed an amount that is equal to three times the average taxable compensation to Mr. Jochum from the Company for the "base period" as that term is defined in Section 280G(d)(2) of the Code. A "change in control" is deemed to occur under the Employment Agreement if, at any time, (a) substantially all the assets of the Company or MD-IPA shall have been sold or transferred by sale, merger or otherwise, or if any "person" (as such term is used in Sections 13(d) or 14(d) of the 1934 Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or MD-IPA representing 50% or more of the combined voting power of the then-existing outstanding securities of the Company or MD-IPA; and (b) Mr. Jochum is reassigned in accordance with the Employment Agreement within six months of such sale, merger or other event; provided, however, that no "change in control" is deemed to occur under the Employment Agreement if Mr. Jochum's reassignment is on a temporary basis and is attributable to Mr. Jochum's illness or other physical, mental or emotional disability or incapacity.

              The Employment Agreement provides that, upon retirement, Mr. Jochum is entitled to an augmented retirement benefit so that he will receive in total, under the Employment Agreement and under all of the Company's retirement plans, an annual benefit in an amount equal to three per cent of his base salary during the final year of the Employment Agreement multiplied by the number of years of service to the Company. In

     December 1995, Mr. Jochum's Employment Agreement was amended to clarify that Mr. Jochum's augmented retirement benefit will be reduced by the termination distribution Mr. Jochum received when the Company's defined benefit pension plan was terminated. Payment, if any, of the augmented retirement benefit will be made in the form of an annuity for a fixed term of years payable to Mr. Jochum, or his estate, heirs, or assignees as determined by him. Such terms of the annuity shall be the actuarial equivalent of a fixed and certain term as compared to the average life expectancy for an individual of the age and status of Mr. Jochum at the date of retirement or death. The Company is not obligated to pay any augmented retirement benefit under the Employment Agreement if Mr. Jochum is terminated for cause by the Company or MD-IPA. Mr. Jochum's estimated annual retirement benefit as of December 31, 1995 from this provision in the Employment Agreement is $554,053. As of December 31, 1995, Mr. Jochum had 9 years of credited service.

              The Employment Agreement also provides that either Mr. Jochum or his spouse at the time of his death is eligible for health coverage from the Company or its successor during the term of their respective lives, such health coverage to be paid for by Mr. Jochum or his spouse. The Company has also agreed to obtain, pay all premiums for and maintain a $200,000 whole life insurance policy on the life of Mr. Jochum for which he may designate the beneficiary. The Company has no obligation to provide such insurance if Mr. Jochum is not insurable at ordinary market rates and without material cost or other adjustments.

     1995 OPTIONS GRANTS TABLE

              The following table shows certain information regarding the options granted to the named executive officers of the Company in 1995. The Company did not grant any stock appreciation rights to these individuals in 1995.

                                                                                                Potential Realizable Value at
                              Number of         % of Total                                      Assumed Annual Rates of Stock
                              Securities        Options                                         Price Appreciation for Option
                              Underlying        Granted to       Exercise or                    Term
                              Options           Employees in     Base Price     Expiration      -----------------------------
       Name                   Granted (#)       Fiscal Year      ($/Sh)         Date                5%($)            10%($)
       ----                   --------------    -------------    -----------    ------------    -----------------------------


       George T. Jochum       148,500(1)        6.66%            $17.625        5/1/2000        $  723,115        $1,597,895

       Eric R. Baugh           24,000(1)        1.08%            $17.625        5/1/2000        $  116,867        $  258,246

       Mark D. Groban          24,000(1)        1.08%            $17.625        5/1/2000        $  116,867        $  258,246

       Joseph L. Guarriello    24,000(1)        1.08%            $17.625        5/1/2000        $  116,867        $  258,246




                                        - 24 -






                                                                                                Potential Realizable Value at
                              Number of         % of Total                                      Assumed Annual Rates of Stock
                              Securities        Options                                         Price Appreciation for Option
                              Underlying        Granted to       Exercise or                    Term
                              Options           Employees in     Base Price     Expiration      -----------------------------
       Name                   Granted (#)       Fiscal Year      ($/Sh)         Date                5%($)            10%($)
       ----                   --------------    -------------    -----------    ------------    -----------------------------

       Thomas P. Barbera       12,000(1)        0.54%            $17.375        7/14/2000       $   57,605        $  127,291
                               30,000(1)        1.35%            $17.625        5/1/2000        $  146,084        $  322,807

     ------------------------------

     (1) Becomes exercisable in substantially equal installments on June 1, 1996, 1997 and 1998. Each option becomes immediately exercisable in the event of a change of control of the Company.

     AGGREGATED OPTION EXERCISES IN 1995 AND DECEMBER 31, 1995 OPTION VALUES

              The following table contains information regarding options exercised by the named executive officers during 1995 and the number and value of unexercised options at December 31, 1995. No information is presented for stock appreciation rights as none have been granted by the Company.


                                                                       Number of Securities
                                                                       Underlying              Value of Unexercised
                                                                       Unexercised Options     In-the-Money Options at
                                                                       at 12/31/95 (#)         12/31/95($)
                                                                       -------------------     -----------------------
                                Shares Acquired       Value            Exercisable/            Exercisable/
       Name                     on Exercise(#)        Realized($)      Unexercisable           Unexercisable
       ----                     --------------        -----------      -------------------     -----------------------


       George T. Jochum                   -0-         $  -0-              696,000/370,500     $12,044,997/$2,660,063

       Eric R. Baugh                   36,000         $673,499              48,000/66,000          $709,501/$494,250

       Mark D. Groban                  31,000         $534,793             180,700/68,400        $3,262,417/$494,250

       Joseph L. Guarriello            31,500         $459,374              98,700/68,400        $1,622,250/$494,250

       Thomas P. Barbera                 -0-          $  -0-                78,500/68,400        $1,140,027/$281,250
     ------------------------------

     (1) Based on closing price on The NYSE of $24.25 on December 31, 1995.

                                RATIFICATION OF AND
                   ADOPTION OF 1996 NON-QUALIFIED STOCK OPTION PLAN

                                     (Proposal 2)

              The Company's Board of Directors adopted the 1996 Non-Qualified Stock Option Plan ("1996 Plan") on October 13, 1995 and February 28, 1996 and it intends to submit the 1996 Plan to stockholders for approval at the Annual Meeting. The Company is soliciting stockholder approval of the 1996 Plan so that the 1996 Plan complies with the requirements of Section 162(m) of the Code and the Company's ability to deduct compensation paid to executive officers under the 1996 Plan is preserved. The 1996 Plan becomes effective May 1, 1996; provided, however, that the 1996 Plan will not be effective unless and until it is approved by the Company's stockholders. Pursuant to the 1996 Plan, 3,000,000 shares of Common Stock were reserved for future issuance by the Company to directors, officers and key employees through the grant of non-qualified stock options to purchase Common Stock of the Company.

     PURPOSE

              The purpose of the 1996 Plan is to advance the interests of the Company and its Subsidiaries by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors and key employees through the grant of options to purchase Common Stock. The 1996 Plan will enable the Company to retain the services of non-employee directors and key employees upon whose judgment, interest and special effort the successful conduct of its operations its largely dependent and to compete effectively with other enterprises for the services of non-employee directors and key employees as may be needed for the continued improvement of its business. The consideration for issuance of the non-qualified stock options is the continued services of the employees and non-employee directors to the Company and its Subsidiaries.

     ADMINISTRATION

              The 1996 Plan is administered by the Stock Option Committee, which is appointed from time to time by the Board of Directors of the Company, and which determines the officers and other key employees of the Company and its Subsidiaries to be granted options under the 1996 Plan, and the number of shares subject to each option. (The options to be granted to non-employee directors are granted automatically under the terms of the 1996 Plan.) Pursuant to the 1996 Plan, the Committee must consist of not less than three directors of the Company, each of whom must be a "disinterested person" as defined in SEC Rule 16b-3 and each of whom must be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder.

              The Committee acts by a majority vote of its members. The Committee has the sole and absolute discretion to interpret the 1996 Plan, to establish and modify administrative rules for the 1996 Plan, to select the officers and other key employees to whom options may be granted, to determine the terms and provisions of the respective option agreements (which need not be identical), to determine all claims for benefits under the 1996 Plan, to impose such conditions and restrictions on options as it determines appropriate, to determine whether the shares delivered on exercise of options will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the 1996 Plan and options granted hereunder as it may deem necessary or advisable. No action of the Committee is effective if it contravenes or amends the 1996 Plan in any respect.

              Members of the Committee, as directors of the Company, serve until their successors are elected and qualified, and may be removed, with or without cause, by the holders of two-thirds of shares entitled to vote at an election of directors or for cause by an affirmative vote of the entire Board of Directors at any regular or special meeting of the Board of Directors. The members of the Committee are set forth in "Directors and Executive Officers - Board Meetings and Committees."

     OPTION GRANTS TO OFFICERS AND KEY EMPLOYEES

              ELIGIBILITY. Any officer or key employee of the Company or its Subsidiaries, including any director who is also an employee, is eligible to receive options under the 1996 Plan. As of December 31, 1995, the approximate number of employees who would be eligible to participate in the 1996 Plan was 500.

              Each employee may receive no more than 200,000 options under the 1996 Plan during the term of the 1996 Plan. Except for the limitation in the preceding sentence, the Committee has complete authority to determine those officers and key employees to whom options may be granted. However, the Committee may, with respect to employee participants who are not subject to Section 16 of the 1934 Act or "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, delegate such of its powers and authority under the 1996 Plan as it deems appropriate to the Company's President or any member of the Committee, provided that the Committee must regularly review all actions taken pursuant to such delegation of authority.

              TERM; EXERCISABILITY. The grant of an option will be evidenced by a written stock option agreement executed by the Company and the optionee, stating the number of shares of Common Stock subject to the option and other terms that the Committee may determine. The term of each option will be determined by the Committee at the time the option is granted; provided however, that no option granted under the 1996 Plan may have a term in excess of five years after the date of grant. Each option is exercisable in such installments and at such times as designated by the Committee. Installments, to the extent not exercised, accumulate and are exercisable until the option expires, unless the Committee determines otherwise.

              OPTION PRICE AND PAYMENT; FAIR MARKET VALUE. The 1996 Plan provides that the purchase price of the shares of Common Stock issuable on exercise of an option shall be no less than the fair market value of the Common Stock of the Company as of the date of grant of the option.

              Fair market value of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common

     Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"). If, however, there were no sales reported as of such date, fair market value will be computed as of the last date preceding such date on which a sale was reported. If any such exchange or quotation system is closed on any day on which fair market value is to be determined, fair market value will be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the fair market value of a share of Common Stock as of any given date will be as determined in good faith by the Committee, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the fair market value of a share of Common Stock will never be less than par value per share.

              TERMINATION OF EMPLOYMENT. In general, in the event of the termination of an optionee's employment for reasons other than death or disability, the optionee has the right to exercise any option with respect to all or any part of the shares subject thereto, to the extent the option had become exercisable at the time of such termination, for a period of three months following the date of termination, but in no event later than the expiration date of the option. The Committee may, however, permit an employee participant who will render significant services to the Company following termination of employment to continue to accrue service with respect to the vesting of his or her options. In general, in the event that the optionee's employment is terminated by his or her death or permanent disability within the meaning of Section 22(e)(3) of the Code, all options granted under the 1996 Plan to such optionee may be exercised (whether or not otherwise exercisable) at any time within one year after the optionee's death or termination because of disability, but in any event no later than the expiration date of the option. The Committee may, however, in its discretion provide for shorter or longer periods of time in an option agreement.

              In addition, the Committee may permit the purchase of Common Stock subject to any option granted to an employee participant prior to the time such option would otherwise become exercisable under the terms of the option agreement. The Committee also may permit any option granted to an employee participant to be exercised after its expiration date; provided, that no option may be exercised more than five years after its date of grant.

     NON-EMPLOYEE DIRECTOR OPTIONS

              NON-EMPLOYEE DIRECTORS; NUMBER OF SHARES. The 1996 Plan provides that, on May 1, 1996, each person who is a director of the Company or one of its Subsidiaries but who is not an employee of the Company or one of its Subsidiaries ("Non-Employee Director") on such date will be granted a Non-Employee Director Option. However, a Non-Employee Director will only receive one Non-Employee Director Option on May 1, 1996, even if he or she serves as a Non-Employee Director of the Company and/or of one or more of its Subsidiaries. As of December 31, 1995, the number of Non-Employee Directors eligible to participate in the 1996 Plan was approximately 18 (which includes the three Non-Employee Director nominees).

              Each Non-Employee Director Option will entitle the holder to purchase 3,000 shares of Common Stock. If, however, a Non-Employee Director is not a Non-Employee Director of the Company on May 1, 1996, his or her Non-Employee Director Option will only entitle him or her to purchase 2,400 shares of Common Stock.

              Such number of shares is, however, subject to increase (but not decrease) based on the application of both of the factors described below. However, a Non-Employee Director Option will not entitle the holder to purchase more than 6,000 shares (4,800 shares if a Non-Employee Director is not a Non-Employee Director of the Company on May 1, 1996) of Common Stock.

              1. YEARS OF SERVICE. Each Non-Employee Director Option will entitle the holder to purchase an additional 150 shares (120 shares if a Non-Employee Director is not a Non-Employee Director of the Company on May 1, 1996) of Common Stock for each calendar year the Non-Employee Director has served as a director of the Company or of one of its Subsidiaries, but only if such calendar year has been completed prior to May 1, 1996. The 1996 Plan contains rules for calculating years of service as a director.

              2. INCREASE IN EARNINGS PER SHARE. The number of shares covered by a Non-Employee Director Option will also be increased (but not decreased) by (a) the percentage increase in earnings per share of Common Stock during the previous two completed fiscal years, multiplied by (b) 3,000 shares (2,400 shares if a Non-Employee Director is not a Non-Employee Director of the Company on May 1,
                      1996). Earnings per share of Common Stock is determined by reference to the audited consolidated financial statements of the Company, as adjusted to reflect any stock dividends or stock splits that occur during such fiscal years. Earnings per share increased 11% from 1994 to 1995 for purposes of this provision.

              Assuming that all of the Company's nominees for election as a director are elected at the Annual Meeting and all of such persons and the Company's continuing directors continue to serve as such on May 1, 1996, the Company's current directors will receive in the aggregate options to purchase 25,530 shares, Francis C. Bruno, M.D. will receive an option to purchase 4,980 shares, Stanley M. Dahlman, Ph.D. will receive an option to purchase 5,280 shares and James A. Wild will receive an option to purchase 4,380 shares under the 1996 Plan on May 1, 1996.

              EXERCISE PRICE; TERM. The exercise price per share for Non-Employee Director Options will be the fair market value of a share of Common Stock on May 1, 1996. All Non-Employee Director Options will have a five year term.

              EXERCISABILITY; TERMINATION OF SERVICE. Each Non-Employee Director Option will become exercisable cumulatively in three equal installments on June 1, 1997, 1998 and 1999. However, if a Non-Employee Director is removed for cause, any option held by such Non-Employee Director will cease to continue to become exercisable on or after the date of such removal. For this purpose, cause means removal as a director by the holders of Common Stock or the Company's Board of Directors for cause or, if a Non-Employee Director is not a director of the Company, removal as a director by the holders of common stock of any Subsidiary on whose Board of Directors he or she serves or by such Board of Directors for cause.

              If a Non-Employee Director's service with the Company terminates for any reason or if such person ceases to be a Non-Employee Director, such option will continue to become exercisable and may be exercised until the expiration of the stated term of the option. Accordingly, if a Non-Employee Director is removed for cause, he or she may continue to exercise his or her Non-Employee Director Option until the expiration of the stated term of such option, but only to the extent that (a) such option became exercisable prior to the date of such removal and (b) it was not previously exercised.

     EXERCISE OF OPTIONS

              Options may be exercised by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). A participant (including a Non-Employee Director) also has the right to pay the exercise price, in full or in part, in the form of Common Stock duly owned by the participant (and for which the participant has good title, free and clear of any liens and encumbrances). Any already issued Common Stock used for payment must have been held by the participant for at least six months. No Common Stock will be issued on exercise of an option until payment, as provided herein, therefor has been made. A participant will generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the option only when certificates for shares of Common Stock are issued to the participant.

     TRANSFERABILITY

              Stock options granted under the 1996 Plan are transferable only by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Security Act of 1974, as amended ("ERISA"), or the rules thereunder. However, the 1996 Plan is not subject to the provisions of ERISA and is not qualified under Section 401(a) of the Code.

     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CHANGE IN CONTROL

              RECAPITALIZATION. The number and kind of shares subject to outstanding options, the purchase price or exercise price of such options, the amount of Non-Employee Director Options to be granted, and the number and kind of shares available for options subsequently granted under the

     1996 Plan will be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the 1996 Plan or the options granted under the 1996 Plan. The Committee has the power and sole discretion to determine the nature and amount of the adjustment to be made in each case.

              SALE OR REORGANIZATION. After any reorganization, merger, or consolidation in which the Company is the surviving entity, each participant will, at no additional cost, be entitled upon the exercise of an option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such option, the number and class of shares of stock or other securities to which such participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such option. Comparable rights will accrue to each participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

              OPTIONS TO PURCHASE STOCK OF ACQUIRED COMPANIES. After any reorganization, merger, or consolidation in which the Company is a surviving entity, the Committee may grant substituted options under the provisions of the 1996 Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions will be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any options.

              CHANGES IN CONTROL. (1) Upon the dissolution or liquidation of the Company, (2) upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, (3) upon the sale of substantially all of the property or assets of the Company to another corporation, or (4) if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the 1996 Plan and the options issued thereunder will terminate, unless provisions are made in connection with such transaction for the assumption of options theretofore granted, or for the substitution for such options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices.
     In the event such options terminate, all outstanding options will be exercisable in full for at least 30 days prior to such termination date, whether or not exercisable during such period, provided that no option will be exercisable more than five years following its date of grant. For purposes of this provision, the Company refers to Mid Atlantic Medical Services, Inc., MD-IPA, OCI and/or PHP-MD, jointly or separately. The Committee determines the date on which options may become exercisable pursuant to this provision.

     AMENDMENT AND TERMINATION OF THE 1996 PLAN

              AMENDMENT. The Company's Board of Directors has complete power and authority to amend the 1996 Plan at any time it is deemed necessary or appropriate; provided, however, that the Board may not, without the affirmative approval of a simple majority of the holders of Common Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock, make any amendment that requires stockholder approval under SEC Rule 16b-3, Section 162(m) of the Code or under any other applicable law, unless the Board determines that compliance with Rule 16b-3, Section 162(m) and/or such law is no longer desired. No termination or amendment of the 1996 Plan may, without the consent of the affected participant, adversely affect the right of such individual under such option. However, the Committee may, in its sole discretion, make provision in an option agreement for such amendments that, in its sole discretion, it deems appropriate. The 1996 Plan's provisions regarding Non-Employee Director Options may not be amended or modified more frequently than once in any period of six consecutive months other than to comport with changes in the ERISA, the Code or the rules and regulations promulgated thereunder.

              TERMINATION. The 1996 Plan will terminate on April 30, 2001; however, the Company's Board of Directors has the right and the power to terminate the 1996 Plan at any time. No option may be granted under the 1996 Plan after the termination of the 1996 Plan. The termination of the 1996 Plan will not have any other effect and any option outstanding at the time of the termination of the 1996 Plan may be exercised after termination of the 1996 Plan at any time prior to the expiration date of such option to the same extent such option would have been exercisable had the 1996 Plan not terminated.

     OPTIONS CURRENTLY OUTSTANDING

              No options have been granted at this time under the 1996 Plan. The total market value as of February 28, 1996 of 3,000,000 reserved shares was $64.1 million (based on the closing sales price on the NYSE).

     FEDERAL INCOME TAX CONSEQUENCES

              The following summary is a general discussion of certain of the principal federal income tax consequences of the exercise of options issued pursuant to the 1996 Plan and the later disposition of the shares acquired by such exercise.

              Under present regulations and published authorities, an officer, director or employee ("holder") recognizes no income when he or she receives an option under the 1996 Plan. Upon the exercise or other disposition of an option, however, the holder will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (called the "option spread"). If an option holder sells shares acquired by exercise of an option granted under the 1996 Plan, the option holder generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between (i) the net proceeds from the sale and (ii) the option exercise price plus the amount included in income upon exercise of the option. If such shares are held for more than one year, then any gain or loss on their sale will be long-term capital gain or loss.

              Because the Company's Common Stock is registered under Section 12(b) of the 1934 Act, the reporting and short-swing profit provisions of
     Section 16 of the 1934 Act apply. The following rules apply to option holders who are so-called "insiders" within the meaning of Section 16 of the 1934 Act. Holders who file Form 4 with the SEC should be regarded as insiders for this purpose. Any such insider will not recognize income with respect to any shares of Common Stock received upon exercise of an option until such shares are no longer subject to the application of
     Section 16(b) of the 1934 Act. The amount of income then recognized with respect to such shares is the difference between the amount paid by the insider for such shares and the fair market value of the shares on the first date the shares are no longer subject to the application of Section 16(b), which generally is six months after the date the option was granted. If, however, the shares are sold under circumstances that give rise to liability under Section 16(b), then the insider must recognize as ordinary income the difference between the amount paid for the shares and the amount received upon their sale.

              Alternatively, an insider who exercises an option within less than six months of grant may fix the amount and timing of the income attributable to exercise of an option. Section 83(b) of the Code permits a holder to elect, within 30 days of the exercise of the option, to include the option spread in gross income for the taxable year in which the shares are transferred. Such an election permits the holder to fix the amount of income that must be recognized by virtue of the exercise of the option to the option spread when the option is exercised (not when the Section 16(b) period expires). If the election is made, the holder is effectively taxed as if the Section 16(b) restriction did not apply.

              The Company generally will be entitled to a tax deduction for federal income tax purposes for the fiscal year in which the holder recognized ordinary income. The amount of the deduction will equal the amount included in the option holder's gross income for federal income tax purposes by reason of such exercise. The Company is entitled, under present Treasury regulations, to such deduction only if it deducts and withholds tax on the amount included in the option holder's income.

              Legislation enacted in 1993 limits the amount of compensation deductible by a public corporation for U.S. income tax purposes to $1,000,000 per executive officer. This limitation does not apply to compensation arrangements that are based on the performance of the corporation and have been approved by its shareholders.

              Under the 1996 Plan, each optionee must arrange with the Company a means of paying any federal, state, local or foreign withholding tax as required by law upon the exercise of an option under the 1996 Plan. Such amounts may be paid, at the election of the optionee, either (i) in cash withheld from the employee's salary or other compensation payable by the Company, (ii) with the approval of the Committee, in shares of Common Stock otherwise issuable to the employee upon exercise of an option that have a fair market value on the date on which the amount of tax to be withheld is determined equal to the amount of tax the Company is entitled to withhold, or (iii) cash paid to the Company by the optionee.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ADOPTION OF THE 1996 PLAN.

              RATIFICATION OF ADOPTION OF THE 1996 MANAGEMENT BONUS PLAN

                                     (Proposal 3)

              The Company's Compensation Committee adopted the 1996 Management Bonus Plan ("1996 Bonus Plan") on February 28, 1996, the Company's Board of Directors ratified the adoption of the 1996 Bonus Plan on February 28, 1996 and the Company is submitting the 1996 Bonus Plan to the stockholders at the Annual Meeting. The Company is soliciting stockholder approval of the 1996 Bonus Plan so that the 1996 Bonus Plan complies with the requirements of Section 162(m) of the Code and the Company's ability to deduct compensation paid to executive officers under the 1996 Bonus Plan is preserved. Amounts payable to participants under the 1996 Bonus Plan will not be paid unless and until the 1996 Bonus Plan is approved by the Company's stockholders. Pursuant to the 1996 Bonus Plan, participants will receive in cash a percentage of their annual base compensation if a predetermined net income goal is met. The net income goal is selected such that, if the goal is achieved, the underlying value of the Company's stock should increase. Thus, the 1996 Bonus Plan provides an incentive for management to perform in a way that directly benefits stockholders.

     TERMS

              Generally, full-time salaried employees of the Company (including executive officers) will receive a percentage of their base annual cash compensation as a distribution from the 1996 Bonus Plan if the Company's consolidated 1996 net income equals or exceeds $106 million (before income taxes, expansion and acquisition costs and prior to the physicians' return of withhold and payment of physicians' bonuses). The percentage that a participant will receive is based upon that individual's grade level. Salary percentages are as follows:

       CEO                                                       25 to 50%
       Grade 18 and above (excluding CEO)                        12 to 35%
       Grade 17                                                  11 to 30%
       Grade 16-Senior Directors                                 10 to 28%
       Grade 15-Directors                                         9 to 21%
       Grade 14-Managers                                          8 to 16%
       Grades 12 & 13-Supervisors                                 7 to 12%
       Grades 10 & 11-Professional Staff                          5 to  7%

              If the above mentioned net income target is met in 1996, the minimum percentages as set forth above will be payable to participating personnel. Alternatively, if consolidated net income (as adjusted) equals or exceeds $115 million, then the maximum percentage set forth above will be payable to participating employees. If the amount of such consolidated net income is between $106 million and $115 million, then the bonus is prorated.

              Certain individuals who are assigned to particular departments will not receive a bonus under the 1996 Bonus Plan based solely on the achievement of the 1996 consolidated net income goal. 50% of these individuals' 1996 cash bonuses will be based upon the achievement of certain other measurable criteria and is not paid under the 1996 Bonus Plan.

              In 1996, Mr. Jochum will receive an additional cash bonus under the 1996 Bonus Plan equal to 10% of his salary in effect on March 1, 1996 ("1996 base salary") if the Company's membership grows by 300,000 in 1996, 20% of his 1996 base salary if the Company's membership grows by 325,000 in 1996, 30% of his 1996 base salary if the Company's membership grows by 350,000 in 1996, 40% of his 1996 base salary if the Company's membership grows by 375,000 in 1996 and 50% of his 1996 base salary if the Company's membership grows by more than 400,000 members in 1996. Mr. Jochum's 1996 base salary is $1,831,204.

              The Company's Board of Directors has reserved the right to amend the 1996 Bonus Plan to materially increase the amounts payable thereunder to participants, other than executive officers, or for any other reason.

     ELIGIBILITY

              All full-time salaried personnel level 10 and above participate in the 1996 Bonus Plan. As of January 1, 1996, approximately 420 individuals were eligible to participate in the 1996 Bonus Plan. Full-time salaried employees who are hired during the course of 1996 are also eligible to participate in the 1996 Bonus Plan, with their bonus being prorated based upon their actual service during 1996. In general, bonus payments will be calculated on cash payments made during the year for base salary. Salaried employees who receive promotions or changes in their base compensation will receive a prorated 1996 bonus based upon the amount of salary and grade level during the course of the year. However, with respect to executive officers hired prior to March 1, 1996, 1996 bonuses will disregard salary and grade level changes made after March 1, 1996. For full-time executive officers grade 18 and above, the salary levels on March 1, 1996 were as follows:

       Name                      Base Salary
       ----                      -----------

       George T. Jochum          $1,831,204

       Thomas P. Barbera         $  308,700

       Eric R. Baugh, M.D.(1)    $  281,250

       Paul E. Dillon            $  166,000

       J. Stevens Dufresne       $  257,250

       Vera C. Dvorak, M.D.      $  234,140

       Robert E. Foss            $  280,000

       Name                      Base Salary
       ----                      -----------

       Susan D. Goff             $  180,000

       Mark D. Groban, M.D.      $  278,100

       Joseph L. Guarriello      $  272,160

       Alfred Talamantes         $  220,500
     _______________________

     (1)      Dr. Baugh is no longer an executive officer of the Company.


              No bonus is paid to participants who terminate employment with or are terminated by the Company and its Subsidiaries prior to year end. In the event of retirement or death of any employee during the year, payments are made on a prorated basis. The following table shows estimates of the bonuses payable to the named individuals and groups under the 1996 Bonus Plan, assuming the minimum net income goal is achieved and the maximum net income goal is achieved. The bonus listed in the table for Mr. Jochum does not include his additional bonus based on increases in membership.


                                                    Minimum Net Income      Maximum Net Income
       Name                                         Goal Achieved(1)        Goal Achieved(1)
       ----                                         ------------------      ------------------


       George T. Jochum                             $  457,801              $  915,602
       Chairman of the Board,
       President and Chief Executive Officer

       Eric R. Baugh                                $   33,750              $   98,438
       Medical Director/Quality Assurance/Quality
       Improvement(2)

       Mark D. Groban                               $   16,686              $   48,668
       President of MAPSI and Alliance

       Joseph L. Guarriello                         $   32,659              $   95,256
       Executive Vice President,
       General Counsel and Secretary

       Thomas P. Barbera                            $   37,044              $  108,045
       Executive Vice President, Government
       Affairs

       All current executive officers as a group    $  790,340              $1,885,508



                                        - 36 -






                                                    Minimum Net Income      Maximum Net Income
       Name                                         Goal Achieved(1)        Goal Achieved(1)
       ----                                         ------------------      ------------------

       All current directors who are not            $        0              $        0
       executive officers as a group

       All employees who are not executive          $1,224,451              $2,433,854
       officers as a group(3)


     ------------------------------

     (1) The calculation is based on salaries for executive officers as of March 1, 1996 and for all other employees as of December 31, 1995. No adjustments have been made for promotions, salary adjustments, terminations or new hires that may occur in 1996.

     (2)      Position held on December 31, 1995.

     (3)      Includes bonus Dr. Baugh may receive under the 1996 Bonus Plan.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ADOPTION OF THE 1996 BONUS PLAN.


                            INDEPENDENT PUBLIC ACCOUNTANTS

              Ernst & Young LLP has been the Company's independent public accountants since June 2, 1989. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and will have an opportunity, if they so desire, to make a statement and will be available to respond to appropriate questions.

                                STOCKHOLDER PROPOSALS

              Any proposal that a stockholder wishes to have presented at the 1997 Annual Meeting of stockholders of the Company and included in the Company's Proxy Statement and proxy to be used in connection with such meeting must be received at the main office of the Company no later than November 15, 1996. Such proposals should be directed to the attention of Joseph L. Guarriello, Secretary, at Mid Atlantic Medical Services, Inc., 4 Taft Court, Rockville, Maryland 20850. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the 1934 Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

              The Bylaws of the Company have been amended to require stockholders to provide advance notice of all matters to be considered at annual stockholder meetings, including director nominations. The Bylaws now require that a stockholder who wishes to propose new business or nominate individuals to the Company's Board of Directors at an annual meeting of the stockholders provide notice to the Company's Secretary of such a proposal or nomination thirty days in advance of the date of the annual meeting. A proposing stockholder can provide less than thirty days' notice only if the Company mails its notice of the annual meeting less than forty days in advance of the annual meeting date. In such case, the proposing stockholder must give notice to the Company no later than the tenth day following the day on which the Company mails its notice of the annual meeting.

              Further, the Bylaws now require that the proposing stockholder set forth, in his or her notice to the Company's Secretary, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iii) the class and number of the Company's capital stock that are beneficially owned by such stockholder, and (iv) any material interest of such stockholder in such business. In cases of a nomination for director, such stockholder's notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Company's books, of such stockholder, and (B) the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder.

              The Bylaws now also provide that, at any special meeting of the Company's stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Company's Board of Directors.

                                    OTHER BUSINESS

              Management is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted in accordance with the judgment of the persons voting the proxies.

              After the business session and a report to the stockholders on the progress of the Company and its Subsidiaries, a discussion period will take place during which stockholders will have an opportunity to discuss matters of interest concerning the Company and its Subsidiaries.

                             VOTE REQUIRED FOR APPROVAL

              A plurality of the shares present at the Annual Meeting together with those present by proxy will be sufficient to elect Directors (Proposal 1). As to Proposal 2, Proposal 3 and other matters that may be submitted to the Company's stockholders for approval, a simple majority of the shares present at the Annual Meeting together with those present by proxy will be sufficient to approve such proposals and other matters.

              Votes cast "for" and "against" each proposal will be counted. Abstentions will also be counted. "Broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote such shares and the broker or nominee does not have discretionary voting power under the applicable New York Stock Exchange rules) will not be counted. Brokers will not have discretionary voting power with respect to Proposal 2 (ratification of the adoption of the 1996 Plan) or Proposal 3 (ratification of the adoption of the 1996 Bonus Plan). Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The vote of a stockholder who abstains will, however, have the same effect as if he or she had voted "against" a proposal. "Broker non-votes" will have no effect on whether or not a proposal passes.

                                       By Order of the Board of Directors,


                                       /s/ Joseph L. Guarriello
                                       -----------------------------------
                                       By: Joseph L. Guarriello
                                           Secretary

     Rockville, Maryland
     March 15, 1996

                         MID ATLANTIC MEDICAL SERVICES, INC.
                    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD APRIL 15, 1996
                    SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


              The undersigned hereby authorizes Peter L. Flaherty, Jr., M.D., Robert E. Foss and George T. Jochum, and each of them individually, with the power of substitution, to vote and otherwise represent all of the shares of common stock ("Common Stock") of Mid Atlantic Medical Services, Inc. ("Company") held of record by the undersigned, at the Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held at the offices of the Company's subsidiary, Optimum Choice, Inc., located at 405 East Gude Drive, Suite 7, Rockville, Maryland 20850 on Monday, April 15, 1996 at 10:00 a.m., Rockville time, and any adjournment or adjournments thereof, as follows:

              The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting. All other proxies heretofore given by the undersigned to vote shares of Common Stock of the Company are expressly revoked.

              UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS REFERRED TO IN ITEMS 1, 2, AND 3. THE BOARD OF DIRECTORS RECOMMENDS VOTES "FOR" THE PROPOSALS REFERRED TO IN ITEMS 1, 2, AND 3. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.



                                (Continued, and to be signed on the other side.)

                                       MID ATLANTIC MEDICAL SERVICES, INC.
                                       P.O. BOX 11176
                                       NEW YORK, NY  10203-0176

     (1) Election of Directors. FOR all nominees listed below [ ] WITHHOLD AUTHORITY to vote for all nominees listed below [ ] EXCEPTIONS [ ]

              Nominees: Francis C. Bruno, M.D.; Stanley Dahlman, Ph.D.; George T. Jochum and James A. Wild. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
              ________________________________________________________________


     (2)      To ratify the adoption of the 1996 Non-Qualified Stock Option
              Plan.
                      FOR [ ]          AGAINST [ ]               ABSTAIN [ ]

     (3)      To ratify the adoption of the 1996 Bonus Plan.
                      FOR [ ]          AGAINST [ ]               ABSTAIN [ ]

     (4) In their discretion upon such other business and other matters and proposals as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

                               Change of Address or [ ]
                               Comments Mark Here

                               Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Whether or not you plan to attend the Annual Meeting, you are urged to execute and return your proxy, which may be revoked at any time prior to its use.

                               Dated: _____________________________, 1996

                               ________________________________________
                               Signature of Stockholder

                               ________________________________________
                               Signature(s) of Additional Stockholder(s)


                                       Votes must be indicated [X]
                                       [X] in Black or Blue Ink


     PLEASE SIGN, DATE AND RETURN CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A


                             1996 MANAGEMENT BONUS PLAN
                              __________________________

     Participants in the 1996 Management Bonus Plan shall include all full-time non-sales positions from Level 10 up to Level 20 and the CEO. Other than with respect to Mr. Jochum's special bonus, individual performance bonuses are not included in the 1996 Management Bonus Plan. Bonuses will be solely predicated on the consolidated performance of Mid Atlantic Medical Services, Inc. (MAMSI) and will be accrued on at least a quarterly basis as documented by the year end audited financial statements.

     Bonuses shall be paid according to the following guidelines:

     1. Minimum Bonus - Minimum bonuses shall be paid if the Company (MAMSI) achieves a profit of $106 million before income taxes, expansion or acquisition costs, and prior to the physicians' return of withhold and payment of physicians' bonuses.

     2. Maximum Bonus - Maximum bonuses shall be paid if the Company (MAMSI) achieves a profit of $115 million before income taxes, expansion or acquisition costs, and prior to the physicians' return of withhold and payment of physicians' bonuses.

     3. Pro-ration - In the event that the Company earns between $106 million and $115 million, bonus will be pro-rated accordingly.

     4. Bonus Base - In general, bonus payments will be calculated on cash payments made during the year for base salary, which would take into account salary increases due to promotion or merit increases. Pro-rated calculations will be made at each salary level for the portion of the year that the new level is in effect. However, with respect to executive officers hired prior to March 1, 1996, bonus payments will disregard salary and grade level changes made after March 1, 1996.

     5. New Employees - New full-time employees are eligible to participate in the plan during their first year of employment. The bonus payment will be pro-rated accordingly for the portion of the year that the employee was employed.

     6. Termination - No bonus shall be paid to bonus participants who terminate or are terminated by the Company prior to the year end. In the event of retirement or death, the employee or his/her beneficiary will receive a pro-rated portion of the bonus.

     7. Time of Payment - Bonus payments shall be distributed immediately following the receipt of the audited financial statement(s) for MAMSI for the year 1996.

     8. Bonus Percentages - The distribution of the bonus payments to the Management personnel shall be limited according to the following percentage ranges. These allocations will be reviewed annually and adjusted if necessary.

              CEO                                       25 - 50%
              Grade 18 and above (excluding CEO)        12 - 35%
              Grade 17                                  11 - 30%
              Grade 16                                  10 - 28%
              Grade 15                                   9 - 21%
              Grade 14                                   8 - 16%
              Grades 12 & 13                             7 - 12%
              Grades 10 & 11                             5 -  7%

     9. CEO's Special Bonus - In addition to the above bonus, in 1996 the CEO, Mr. Jochum, will receive an additional bonus of up to a maximum of 50 percent of his salary in effect on March 1, 1996 ("1996 base salary") in the following circumstances: he will earn 20 percent of that bonus if actual membership growth is 300,000 members, 40 percent of that bonus if actual membership growth is 325,000 members, 60 percent of that bonus if actual membership growth is 350,000 members, 80 percent of that bonus if actual membership growth is 375,000 members, and 100 percent of that bonus (or 50 percent of his 1996 base salary) if actual membership growth for 1996 exceeds 400,000 members.

     10. Amendment - The Board of Directors may amend the 1996 Management Bonus Plan to materially increase the amounts payable thereunder to participants, other than executive officers, or for any other reason.

                                                                      APPENDIX B
                         MID ATLANTIC MEDICAL SERVICES, INC.
                         1996 NON-QUALIFIED STOCK OPTION PLAN

     Article I.  Purpose, Adoption and Term of the Plan

              1.01 Purpose. The purpose of the Mid Atlantic Medical Services, Inc. 1996 Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined) by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors and key employees through the grant of options to purchase Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors and key employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors and key employees as may be needed for the continued improvement of its business.

              1.02 Adoption and Term. The Plan shall become effective on May 1, 1996, subject to the prior approval of a simple majority of the holders of Common Stock represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock. The Plan shall terminate on April 30, 2001, or such earlier date as shall be determined by the Board (as hereinafter defined).

     Article II.  Definitions

              For purposes of the Plan, capitalized terms shall have the following meanings:

              2.01 Beneficiary means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Option Agreement upon the Participant's death.

              2.02  Board means the Board of Directors of the Company.

              2.03 Cause means, with respect to a Participant who is a Non-Employee Director, removal as a director by the holders of Common Stock or by the Board for cause; provided, however, that, if a Non-Employee Director is not a director of the Company, removal as a director by the holders of common stock of any Subsidiary on whose Board of Directors he or she serves or by such Board of Directors for cause.

              2.04 Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes said section.

              2.05 Committee means a committee of the Board as may be appointed, from time to time, by the Board. The Board may, from time to time, appoint members of the Committee in substitution for those members who were previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall be composed of at least three directors of the Company, each of whom is a "disinterested person" as defined in Rule 16b-3, as promulgated by the SEC under the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder. The Committee shall have the power and authority to administer the Plan in accordance with Article III.

              2.06 Common Stock means the Common Stock, par value $.01 per share, of the Company.

              2.07 Company means Mid Atlantic Medical Services, Inc., a corporation organized under the laws of the State of Delaware, and its successors.

              2.08 Date of Grant means the date designated by the Committee (or its designee pursuant to Section 3.01) as the date as of which it grants an Option, which shall not be earlier than the date on which the Committee (or such designee) approves the granting of such Option.

              2.09 Disability has the meaning specified in Section 22(e)(3) of the Code.

              2.10 Disability Date means the date as of which an Employee Participant is determined by the Committee to have a Disability.

              2.11 Employee Participant means a Participant who is not a Non-Employee Director.

              2.12 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

              2.13 Exchange Act means the Securities Exchange Act of 1934, as amended.

              2.14 Fair Market Value of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); provided, however, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined in good faith by the Committee, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock shall never be less than par value per share.

              2.15 Non-Employee Director means each member of the Board or of the Board of Directors of a Subsidiary, in each case who is not an employee of the Company or of any of its Subsidiaries.

              2.16 Non-Employee Director Option means an Option granted in accordance with Article VII.

              2.17 Option Agreement means a written agreement between the Company and a Participant specifically setting forth the terms and conditions of an Option granted to a Participant under the Plan.

              2.18 Option means any option to purchase Common Stock granted to an Employee Participant pursuant to Article V or to a Non-Employee Director pursuant to Article VII. All Options granted under the Plan shall be Options that do not qualify as incentive stock options under
     Section 422 of the Code.

              2.19 Participant means any employee of the Company or any of its Subsidiaries selected by the Committee to receive an Option under the Plan in accordance with Article V and, solely to the extent provided in Article VII, any Non-Employee Director.

              2.20 Plan means the Mid Atlantic Medical Services, Inc. 1996 Non-Qualified Stock Option Plan as set forth herein, and as the same may be amended from time to time.

              2.21  SEC means the Securities and Exchange Commission.

              2.22 Subsidiary means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

              2.23 Termination of Employment means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant's employment with the Company or any of its Subsidiaries for any reason, including death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee.

     Article III.  Administration

              3.01 Committee. The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the officers and other key employees to whom Options may be granted, to determine the terms and provisions of the respective Option Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Options as it determines appropriate, to determine whether the shares delivered on exercise of Options will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Options granted hereunder as it may deem necessary or advisable. No action of the Committee will be effective if it contravenes or amends the Plan in any respect. The Committee may, with respect to Participants who are not subject to Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, delegate such of its powers and authority under the Plan as it deems appropriate to the Company's President or any member of the Committee, provided that the Committee shall regularly review all actions taken pursuant to such delegation of authority.

              3.02 Actions of the Committee. All determinations of the Committee shall be made by a majority vote of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

     Article IV.  Shares of Common Stock

              4.01 Number of Shares of Common Stock Issuable. Subject to adjustments as provided in Section 8.05, 3,000,000 shares of Common Stock shall be available for Options under the Plan. Any and all of such shares may be issued pursuant to Options granted to Employee Participants or to Non-Employee Directors. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

              4.02 Number of Shares of Common Stock Awarded to any Participant. In the event the purchase price of an Option is paid, or related tax or withholding payments are satisfied, in whole or in part through the delivery of shares of Common Stock issuable in connection with the exercise of the Option, a Participant will be deemed to have received an Option with respect to those shares of Common Stock.

              4.03 Shares of Common Stock Subject to Terminated Options. The Common Stock covered by any unexercised portions of terminated Options may again be subject to new Options under the Plan.

     Article V.  Participation

              5.01 Eligible Participants. Employee Participants in the Plan shall be such officers and other key employees of the Company or its Subsidiaries, whether or not directors of the Company, as the Committee, in its sole discretion, may designate from time to time. In making such designation, the Committee may take into account the nature of the services rendered by the officers and key employees, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its discretion, may deem relevant. The Committee's designation of an Employee Participant in any year shall not require the Committee to designate such person to receive Options in any other year. The Committee shall consider such factors as it deems pertinent in selecting Employee Participants and in determining the type and amount of their respective Options.

              Non-Employee Directors shall receive Non-Employee Director Options in accordance with Article VII, the provisions of which are automatic and non-discretionary in operation. Non-Employee Directors shall not be eligible to receive any other Options under the Plan unless they are no longer Non-Employee Directors on the Date of Grant of such Options.

              A Participant may hold more than one Option granted under the Plan.

     Article VI.  Stock Options

              6.01 Grant of Option. Any Option granted under the Plan shall have such terms as the Committee may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant. No Employee Participant may receive more than 200,000 Options under the Plan during the term of the Plan.

              6.02 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                      (a) Option Price. The option price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

                      (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than five years after the Date of Grant.

                      (c) Exercisability. An Option Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates and restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), if any, as may be determined by the Committee at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.02(b) and (g).

                      (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions that apply under subsection (c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). A Participant shall also have the right to pay the exercise price, in full or in part, in the form of Common Stock duly owned by the Participant (and for which the Participant has good title, free and clear of any liens and encumbrances). Any already issued Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.

                      (e) Non-Transferability of Options. No Option shall be transferable by the Participant otherwise than by will, by the laws of descent and distribution, or pursuant at a qualified domestic relations order as defined by the Code, Title I of ERISA or the rules thereunder.

                      (f) Acceleration or Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit purchase of Common Stock subject to any Option granted to an Employee Participant prior to the time such Option would otherwise become exercisable under the terms of the Option Agreement. In addition, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to an Employee Participant to be exercised after its expiration date, subject, however to the limitation set forth in
              Section 6.02(b).

                      (g)  Exercise of Options Upon Termination of
              Employment.

                               (i)  Exercise of Vested Options
                      Upon Termination of Employment.

                                       (A)  Termination.
                               Unless the Committee, in its
                               sole discretion, provides for a
                               shorter or longer period of time
                               in the Option Agreement or a
                               longer period of time in
                               accordance with Section 6.02(f),
                               upon an Employee Participant's
                               Termination of Employment other
                               than by reason of death or
                               Disability, the Employee
                               Participant may, within three
                               months from the date of such
                               Termination of Employment,
                               exercise all or any part of his
                               or her Options as were
                               exercisable at the date of
                               Termination of Employment.  In
                               no event, however, may any
                               Option be exercised later than
                               the date determined pursuant to
                               Section 6.02(b).

                                       (B)  Disability.
                               Unless the Committee, in its
                               sole discretion, provides for a
                               shorter or longer period of time
                               in the Option Agreement or a
                               longer period of time in
                               accordance with Section 6.02(f),
                               upon an Employee Participant's
                               Disability Date, the Employee
                               Participant may, within one year
                               after the Disability Date,
                               exercise all or a part of his or
                               her Options, whether or not such
                               Option was exercisable on the

                               Disability Date, but only to the
                               extent not previously exercised.
                               In no event, however, may any
                               Option be exercised later than
                               the date determined pursuant to
                               Section 6.02(b).

                                       (C)  Death.  Unless the
                               Committee, in its sole
                               discretion, provides for a
                               shorter or longer period of time
                               in the Option Agreement or a
                               longer period of time in
                               accordance with Section 6.02(f),
                               in the event of the death of an
                               Employee Participant while
                               employed by the Company, the
                               right of the Employee
                               Participant's Beneficiary to
                               exercise the Option in full
                               (whether or not all or any part
                               of the Option was exercisable as
                               of the date of death of the
                               Employee Participant, but only
                               to the extent not previously
                               exercised) shall expire upon the
                               expiration of one year from the
                               date of the Employee
                               Participant's death or on the
                               date of expiration of the Option
                               determined pursuant to Section
                               6.02(b), whichever is earlier.

                                (ii)  Expiration of Unvested
                      Options Upon Termination of Employment.
                      Subject to Sections 6.02(f) and
                      6.02(g)(i)(C), to the extent all or any
                      part of an Option granted to an Employee
                      Participant was not exercisable as of
                      the date of Termination of Employment,
                      such right shall expire at the date of
                      such Termination of Employment.
                      Notwithstanding the foregoing, the
                      Committee, in its sole discretion and
                      under such terms as it deems
                      appropriate, may permit an Employee
                      Participant who will continue to render
                      significant services to the Company
                      after his or her Termination of
                      Employment to continue to accrue service with respect to the right to exercise his or her Options during the period in which the individual continues to render such services.

     Article VII.  Non-Employee Director Options

              7.01 Grant of Non-Employee Director Options; Exercise Price; Term. On May 1, 1996, each person who is a Non-Employee Director on such date shall be granted a Non-Employee Director Option to purchase the number of shares of Common Stock determined in accordance with Section
     7.02. A Non-Employee Director shall only receive one Non-Employee Director Option on May 1, 1996, even if he or she serves as a Non-Employee Director of the Company and/or of one or more of its Subsidiaries.

              The exercise price per share for Non-Employee Director Options shall be the Fair Market Value of a share of Common Stock on the Date of Grant. All Non-Employee Director Options shall have a five year term.

              7.02 Number of Shares. Each Non-Employee Director Option shall entitle the holder to purchase 3,000 shares of Common Stock; provided, however, that, if a Non-Employee Director is not a Non-Employee Director of the Company on the Date of Grant of the Option, his or her Non-Employee Director Option shall only entitle him or her to purchase 2,400 shares of Common Stock.

              Such number of shares is, however, subject to increase (but not decrease) based on the application of both of the factors described in Sections 7.02 (a) and (b) below; provided, however, that the number of shares of Common Stock covered by a Non-Employee Director Option shall be increased by one or two shares of Common Stock so that the number of covered shares is divisible by three and provided further, however, that a Non-Employee Director Option shall not entitle the holder to purchase more than 6,000 shares (4,800 shares if a Non-Employee Director is not a Non-Employee Director of the Company on the Date of Grant of the Option) of Common Stock.

                      (a) Number of Years of Service. Each Non-Employee Director Option shall entitle the holder to purchase an additional 150 shares (120 shares if a Non-Employee Director is not a Non-Employee Director of the Company on the Date of Grant of the Option) of Common Stock for each calendar year the Non-Employee Director has served as a director of the Company or of one of its Subsidiaries, but only if such calendar year has been completed prior to the Date of Grant of the Non-Employee Director Option. The following rules shall apply in calculating years of service as a director:

                               (i)  Partial Service.  If a
                      person has served as a director of the
                      Company or as a director of any of its

                      Subsidiaries at any time during a
                      calendar year, that calendar year shall
                      count as one year of service even if the person did not serve as such for a full year;

                               (ii)    Multiple Service.
                      Notwithstanding the foregoing, service
                      as a director of the Company and/or as a director of one or more of its Subsidiaries during any calendar year shall not be double counted.
                      Accordingly, if a person has served as a director of the Company and as a director of one or more of its Subsidiaries during a calendar year, that calendar year shall count as only one year of service; and

                               (iii)  Service as an Employee.
                      Notwithstanding the foregoing, if a Non-
                      Employee Director served as an employee
                      of the Company or of one of its
                      Subsidiaries at any time during a
                      calendar year, that calendar year shall
                      not count as a year of service.

                      (b) Increase in Earnings Per Share. The number of shares covered by a Non-Employee Director Option shall also be increased (but not decreased) by (i) the percentage increase in earnings per share of Common Stock during the previous two completed fiscal years, multiplied by (ii) 3,000 shares (2,400 shares if a Non-Employee Director is not a Non-Employee Director of the Company on the Date of Grant of the Option). Earnings per share of Common Stock shall be determined by reference to the audited consolidated financial statements of the Company, as adjusted to reflect any stock dividends or stock splits that occur during such fiscal years.

                      The increase in earnings per share shall be
              determined by the following calculation:

                               (A) earnings per share
                      (expressed as a dollar amount) in fiscal
                      1995 minus earnings per share (expressed as a dollar amount) in fiscal 1994, divided by

                               (B) earnings per share

                      (expressed as a dollar amount) in fiscal
                      1994;

              provided, however, that the number of shares covered by a Non-Employee Director Option shall not be adjusted under this Section 7.02(b) if the Company suffers a loss per share in fiscal 1995 or if earnings per share in 1995 is not greater than earnings per share in 1994.

                      For example, if earnings per share of Common
              Stock in fiscal 1995 increased by 25% over fiscal 1994, each Non-Employee Director Option (1) granted to a person who is a Non-Employee Director of the Company on May 1, 1996 would entitle the holder thereof to purchase an additional 750 shares of Common Stock (25% of 3,000 shares) (assuming the 6,000 share limitation is not otherwise exceeded as a result of the application of
              Section 7.02(a)) and (2) granted to a Non-Employee Director who is not Non-Employee Director of the Company on May 1, 1996 would entitle the holder thereof to purchase an additional 600 shares of Common Stock (25% of 2,400 shares) (assuming the 4,800 share limitation is not otherwise exceeded as a result of the application of
              Section 7.02(a)).

              7.03 Exercisability. Each Non-Employee Director Option shall become exercisable cumulatively in three equal installments on June 1, 1997, June 1, 1998 and June 1, 1999; provided, however, that, if a Non-Employee Director is removed for Cause, any Option held by such Non-Employee Director shall cease to continue to become exercisable on or after the date of such removal.

              7.04 Termination. If a Non-Employee Director's service with the Company terminates for any reason or if such person ceases to be a Non-Employee Director, such Option shall continue to become exercisable in accordance with Section 7.03 and may be exercised until the expiration of the stated term of the Option. Accordingly, if a Non-Employee Director is removed for Cause, he or she may continue to exercise his or her Non-Employee Director Option until the expiration of the stated term of such Option, but only to the extent that (a) such Option became exercisable prior to the date of such removal and (b) it was not previously exercised.

              7.05 Other Plan Provisions. All applicable provisions of the Plan (other than Sections 6.02(f) and (g)) not inconsistent with this
     Article VII shall apply to Options granted to Non-Employee Directors.

              Article VIII.  Terms Applicable to All Options Granted Under the
     Plan

              8.01 Plan Provisions Control Option Terms. The terms of the Plan shall govern all Options granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Option under the Plan that is contrary to any provisions of the Plan. In the event any provision of any Option granted under the Plan shall conflict with any of the terms in the Plan as constituted on the Date of Grant of such Option, the terms in the Plan as constituted on the Date of Grant of such Option shall control. Except as provided in Section 8.03 or unless otherwise provided by the Committee, in its sole discretion, in the Option Agreement, the terms of any Option granted under the Plan may not be changed after the Date of Grant of such Option so as to materially decrease the value of the Option without the express written approval of the holder.

              8.02 Option Agreement. No person shall have any rights under any Option granted under the Plan unless and until the Company and the Participant to whom such Option shall have been granted shall have executed and delivered an Option Agreement authorized by the Committee expressly granting the Option to such person and containing provisions setting forth the terms of the Option. If there is any conflict between the provisions of an Option Agreement and the terms of the Plan, the terms of the Plan shall control.

              8.03 Modification of Option After Grant. Except as provided by the Committee, in its sole discretion, in the Option Agreement or as provided in Section 8.05, no Option granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Option) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

              8.04 Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Common Stock issuable under such Participant's Option, and the Company may defer issuance of Common Stock upon the grant or exercise of an Option unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company, (b) the payment of cash by the Participant to the Company, and/or (c) with the approval of the Committee, the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements. A Participant's election to have withheld shares of Common Stock that are otherwise issuable on exercise of an Option shall be in writing, shall be irrevocable upon approval by the Committee, shall be delivered to the Company prior to the date on which the amount of tax to be withheld is determined, and shall otherwise be made in conformity with SEC Rule 16b-3(e).

              8.05  Adjustments to Reflect Capital Changes; Change in Control.

                      (a) Recapitalization. The number and kind of shares subject to outstanding Options, the purchase price or exercise price of such Options, the amount of Non-Employee Director Options to be granted on any date under
              Section 7.02, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Committee shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case.

                      (b)  Sale or Reorganization.  After any
              reorganization, merger, or consolidation in which the Company is the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

                      (c)  Options to Purchase Stock of Acquired
              Companies. After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock

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              that might otherwise become subject to any Options.

                      (d)  Changes in Control.  (i) Upon the
              dissolution or liquidation of the Company, (ii) upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, (iii) upon the sale of substantially all of the property or assets of the Company to another corporation, or (iv) if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the Plan and the Options issued thereunder shall terminate, unless provisions are made in connection with such transaction for the assumption of Options theretofore granted, or for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event such Options shall be terminated, all outstanding Options shall be exercisable in full for at least 30 days prior to such termination date, whether or not exercisable during such period, subject, however, to the limitation set forth in Sections 6.02(b) and 7.01. For purposes of this Section 8.05(d), the Company refers to Mid Atlantic Medical Services, Inc., MD-Individual Practice Association, Inc., Optimum Choice, Inc., and/or Physicians Health Plan of Maryland, Inc., jointly or separately. The Committee shall determine the date on which Options may become exercisable pursuant to this
              Section 8.05(d).

              8.06 Surrender of Options. Any Option granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and holder approve.

              8.07 No Right to Option; No Right to Employment. Except as provided in Article VII, no director, employee or other person shall have any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

              8.08 Options Not Includable for Benefit Purposes. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.




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              8.09  Governing Law.  The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

              8.10 No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Committee.

              8.11 Compliance with SEC Rule 16b-3 and Section 162(m). It is intended that the Plan be applied and administered in compliance with SEC Rule 16b-3 and with Section 162(m) of the Code and the regulations thereunder (Section 162(m) of the Code and such regulations are collectively hereinafter referred to as "Section 162(m)"). If any provision of the Plan would be in violation of Rule 16b-3 or Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3 or
     Section 162(m), as the case may be, as determined by the Committee. The Board is authorized to amend the Plan and to make any such modifications to Option Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and
     Section 162(m).

              8.12 Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

              8.13 Severability. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

              8.14 Legends. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.


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              8.15  Investment Representation.  The Committee may, in its
     discretion, demand that any Participant awarded an Option deliver to the Committee at the time of exercise of such Option a written representation that the shares of Common Stock to be acquired upon exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the exercise of his or her Option shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

              8.16  Amendment and Termination.

                      (a) Amendment. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that the Board shall not, without the affirmative approval of a simple majority of the holders of Common Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock, make any amendment that requires stockholder approval under SEC Rule 16b-3, Section 162(m) or under any other applicable law, unless the Board determines that compliance with Rule 16b-3, Section 162(m) and/or such law is no longer desired. No termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option; provided, however, that the Committee may, in its sole discretion, make provision in an Option Agreement for such amendments that, in its sole discretion, it deems appropriate.
              Article VII shall not be amended or modified more frequently than once in any period of six consecutive months other than to comport with changes in the ERISA, the Code or the rules and regulations promulgated thereunder.

                      (b) Termination. The Board shall have the right and the power to terminate the Plan at any time. No Option shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Option outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Option to the same extent such Option would have been exercisable had the Plan not terminated.



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              8.17  Costs and Expenses.  All costs and expenses incurred in administering the Plan shall be borne by the Company.

              8.18 Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any award under the Plan.














































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